UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Disciplined Small Cap Core Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 05/31/2016

Date of reporting period: 05/31/2016

Item 1 – Report to Stockholders

MAY 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Disciplined Small Cap Core Fund	of BlackRock FundsSM

BlackRock Small Cap Growth Fund II	of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	ANNUAL REPORT	MAY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

By the end of the 12-month period, stock valuations appeared elevated and easy central bank policies, particularly in Europe and Japan, had pushed global yields to ever-lower levels. Given generally high prices across most asset classes, investors remained wary of a resurgence in volatility against a backdrop of looming global risks — notably, uncertainty leading up to the United Kingdom’s referendum on the nation’s membership in the European Union.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.93%	1.72%
U.S. small cap equities (Russell 2000® Index)	(2.86)	(5.97)
International equities (MSCI Europe, Australasia, Far East Index)	(2.44)	(9.68)
Emerging market equities (MSCI Emerging Markets Index)	0.04	(17.63)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.20	3.97
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.12	2.99
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	5.72
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.34	(0.77)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2016	BlackRock Disciplined Small Cap Core Fund

Investment Objective

BlackRock Disciplined Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2016, the Fund outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

•

Positive contributions were led by an overweight position in the provider of enterprise storage and data management solutions Dot Hill Systems Corp., which rose sharply as it was acquired by storage hardware manufacturer Seagate Technology for a substantial premium. An overweight position in the airline JetBlue Airways Corp. also contributed to performance, on the back of several company-specific and industry tailwinds. These included a maturing flight route network, little exposure to international markets that have been affected by currency dislocations, solid domestic travel demand, notable traffic and capacity growth, and lower fuel prices.

•

The most significant detractor from the Fund’s performance was an overweight position in the reprographic technology and services company ARC Document Solutions, Inc., which saw its shares fall after the company missed earnings and revenue estimates and lowered its earnings forecasts. The company cited implementation delays in large contracts and reduced sales for large-format printing as driving the weakened results. An overweight position in the identity theft protection company LifeLock, Inc. also detracted from performance. The company’s shares declined on a statement by the U.S. Federal Trade Commission (“FTC”) asserting the company had violated terms of a prior settlement by continuing to make deceptive claims about its services and by failing to take steps required to protect user data. The company issued lowered forward earnings guidance noting the impact of negative publicity stemming from the new FTC charges.

Describe recent portfolio activity.

•	During the 12-month period, the Fund decreased its overall weightings in the health care and telecom sectors and increased its overall weightings in industrials and information technology.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Index, the Fund ended the period with its largest sector overweight in materials and its most significant underweight in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
PS Business Parks, Inc.	2%
Prestige Brands Holdings, Inc.	2
Umpqua Holdings Corp.	1
Wintrust Financial Corp.	1
Western Alliance Bancorp	1
South State Corp.	1
First Defiance Financial Corp.	1
West Pharmaceutical Services, Inc.	1
Vail Resorts, Inc.	1
Central Pacific Financial Corp.	1

Sector Allocation	Percent of Net Assets
Financials	26%
Information Technology	18
Consumer Discretionary	14
Health Care	14
Industrials	13
Materials	5
Energy	3
Utilities	3
Consumer Staples	2
Telecommunication Services	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	ANNUAL REPORT	MAY 31, 2016

BlackRock Disciplined Small Cap Core Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

[3]

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2016

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(2.33)%	(4.80)%	N/A	8.90%	N/A
Investor A	(2.47)	(5.02)	(10.00)%	8.64	6.83%
Investor C	(2.71)	(5.71)	(6.61)%	7.83	7.83%
Class K7	(2.20)	(4.63)	N/A	9.04	N/A
Russell 2000® Index	(2.86)	(5.97)	N/A	7.62	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 14, 2013.

[7]	Class K commenced operations on March 28, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$976.70	$3.31	$1,000.00	$1,021.65	$3.39	0.67%
Investor A	$1,000.00	$975.30	$4.69	$1,000.00	$1,020.25	$4.80	0.95%
Investor C	$1,000.00	$972.90	$8.38	$1,000.00	$1,016.50	$8.57	1.70%
Class K	$1,000.00	$978.00	$2.97	$1,000.00	$1,022.00	$3.03	0.60%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown). For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 64/366 (to reflect the period from March 28, 2016, the commencement of operations, to May 31, 2016).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	MAY 31, 2016	5

Fund Summary as of May 31, 2016	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

On June 23, 2015, the Fund’s Investor B Shares converted to Investor A Shares.

How did the Fund perform?

•

For the 12-month period ended May 31, 2016, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The most significant detractor from the Master Portfolio’s performance was an overweight position in the storage hardware and systems company Quantum Corp., which was impacted by the challenging environment for enterprise storage vendors. The company saw its revenues decline on continued weakness in sales of data protection and disk backup products, and reported below-estimate quarterly earnings. An overweight position in the patent risk management provider RPX Corp. also detracted from performance. The company’s shares fell on news of an all-cash acquisition of legal discovery management servicer Inventus. Investors were surprised by the size of the deal, which followed downside revenue guidance, in relation to RPX Corp.’s market capitalization and net cash.

•

Conversely, the largest contributor to performance was an overweight position in the supply chain technology provider Manhattan Associates, Inc. The company’s shares appreciated on record earnings along with above consensus forward guidance, which cited strong sales results from associates and strong demand for the company’s omni-channel, store and distribution management solutions. Also contributing to performance was an overweight position in the packaged goods and store supplies distributor Core-Mark Holding Co., Inc. The company’s shares rose on the outlook for enhanced revenue from both a five-year primary supplier agreement with national gasoline station retailer Murphy USA and the acquisition of Pine State Convenience.

Describe recent portfolio activity.

•

During the 12-month period, the Master Portfolio increased its overall weightings in the information technology and energy sectors and decreased its overall weightings in financials and consumer discretionary.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Growth Index, the Master Portfolio ended the period with its largest sector overweight in information technology and its most significant underweight in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	MAY 31, 2016

BlackRock Small Cap Growth Fund II

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended May 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.65)%	(11.66)%	N/A	6.56%	N/A	5.79%	N/A
Investor A	(6.78)	(11.91)	(16.53)%	6.24	5.10%	5.48	4.92%
Investor C	(7.20)	(12.66)	(13.46)	5.32	5.32	4.52	4.52
Class R	(6.85)	(12.13)	N/A	5.96	N/A	5.13	N/A
Russell 2000® Growth Index	(5.85)	(9.13)	N/A	8.15	N/A	7.20	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$933.50	$ 6.28	$1,000.00	$1,018.50	$ 6.56	1.30%
Investor A	$1,000.00	$932.20	$ 7.39	$1,000.00	$1,017.35	$ 7.72	1.53%
Investor C	$1,000.00	$928.00	$11.71	$1,000.00	$1,012.85	$12.23	2.43%
Class R	$1,000.00	$931.50	$ 8.55	$1,000.00	$1,016.15	$ 8.92	1.77%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	MAY 31, 2016	7

About Fund Performance

•

Institutional and Class K Shares (Class K Shares available only in BlackRock Disciplined Small Cap Core Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016, (commencement of operations) Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

On June 23, 2015, all issued and outstanding Investor B Shares, which were previously available only in BlackRock Small Cap Growth Fund II, were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares (available only in BlackRock Small Cap Growth Fund II) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Disciplined Small Cap Core Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2015 and held through May 31, 2016, except with respect to Class K Shares which are based on a hypothetical investment of $1,000 invested on March 28, 2016 (commencement of operations) and held through May 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	MAY 31, 2016

Derivative Financial Instruments

BlackRock Disciplined Small Cap Core Fund and the Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transac-

tion or illiquidity of the instrument. The Fund’s and Master Portfolio’s successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s and Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Fund’s and Master Portfolio’s Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	9

Schedule of Investments May 31, 2016	BlackRock Disciplined Small Cap Core Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Aerojet Rocketdyne Holdings, Inc. (a)	949	$16,361
DigitalGlobe, Inc. (a)	896	18,753
Ducommun, Inc. (a)	90	1,521
HEICO Corp., Class A	576	31,778
LMI Aerospace, Inc. (a)	162	1,364
Vectrus, Inc. (a)	2,039	51,811

		121,588
Air Freight & Logistics — 1.0%
Hub Group, Inc., Class A (a)	3,016	120,700
Park-Ohio Holdings Corp.	412	12,587
Radiant Logistics, Inc. (a)	4,359	14,297

		147,584
Airlines — 0.2%
Hawaiian Holdings, Inc. (a)	755	30,547
Auto Components — 1.9%
American Axle & Manufacturing Holdings, Inc. (a)	1,477	24,622
Cooper Standard Holding, Inc. (a)	97	8,337
Cooper Tire & Rubber Co.	1,027	32,997
Drew Industries, Inc.	450	34,812
Lear Corp.	250	29,690
Tenneco, Inc. (a)	2,228	119,688
Tower International, Inc.	522	11,312

		261,458
Banks — 10.3%
Banc of California, Inc.	568	11,394
Cascade Bancorp (a)	5,396	30,487
Central Pacific Financial Corp.	6,063	145,330
Eagle Bancorp, Inc. (a)	305	15,704
Enterprise Financial Services Corp.	106	3,032
Fidelity Southern Corp.	3,313	54,201
First Busey Corp.	572	12,693
First Internet Bancorp	370	9,468
Glacier Bancorp, Inc.	85	2,324
Great Western Bancorp, Inc.	2,625	89,303
Home BancShares, Inc.	1,362	59,860
MBT Financial Corp.	2,215	17,565
Pacific Continental Corp.	149	2,472
Republic Bancorp, Inc., Class A	2,087	57,872
Seacoast Banking Corp. (a)	3,493	58,822
Sierra Bancorp	3,091	53,382
South State Corp.	2,277	165,060
TriCo Bancshares	880	24,781
Umpqua Holdings Corp.	12,196	195,014
Webster Financial Corp.	2,080	81,453
West Bancorporation, Inc.	233	4,385
Western Alliance Bancorp (a)	4,759	179,414
Wintrust Financial Corp.	3,433	182,876

		1,456,892
Beverages — 0.4%
Primo Water Corp. (a)	5,586	63,401
Biotechnology — 4.5%
ACADIA Pharmaceuticals, Inc. (a)	115	4,074
Achillion Pharmaceuticals, Inc. (a)	306	2,861

Common Stocks	Shares	Value
Biotechnology (continued)
Acorda Therapeutics, Inc. (a)	1,025	$29,161
AMAG Pharmaceuticals, Inc. (a)	184	3,945
Anacor Pharmaceuticals, Inc. (a)	147	14,597
Applied Genetic Technologies Corp. (a)	1,131	19,453
aTyr Pharma, Inc. (a)	4,433	14,673
Catalyst Biosciences, Inc.	579	892
Cepheid, Inc. (a)	1,621	45,404
Cidara Therapeutics, Inc. (a)	1,089	12,872
Corvus Pharmaceuticals, Inc. (a)	425	5,971
Cytokinetics, Inc. (a)	1,111	9,055
CytomX Therapeutics, Inc. (a)	382	4,126
Dyax Corp. — CVR (a)	835	927
Emergent BioSolutions, Inc. (a)	728	31,945
Enanta Pharmaceuticals, Inc. (a)	87	2,134
Enzon Pharmaceuticals, Inc.	8,159	3,231
Fate Therapeutics, Inc. (a)	3,246	4,966
FibroGen, Inc. (a)	1,915	35,734
Five Prime Therapeutics, Inc. (a)	830	37,948
Genomic Health, Inc. (a)	1,236	33,125
Halozyme Therapeutics, Inc. (a)	406	4,084
Ignyta, Inc. (a)	681	4,621
Insys Therapeutics, Inc. (a)	87	1,362
Kindred Biosciences, Inc. (a)	5,872	23,958
Kura Oncology, Inc. (a)	768	2,273
Ligand Pharmaceuticals, Inc. (a)	374	44,727
MiMedx Group, Inc. (a)	312	2,455
Myriad Genetics, Inc. (a)	1,374	46,565
Neurocrine Biosciences, Inc. (a)	278	13,803
Nivalis Therapeutics, Inc. (a)	1,825	9,107
PDL BioPharma, Inc.	10,021	35,975
Pfenex, Inc. (a)	954	6,640
Repligen Corp. (a)	1,407	33,712
Rigel Pharmaceuticals, Inc. (a)	6,764	17,451
Spectrum Pharmaceuticals, Inc. (a)	707	5,295
Strongbridge Biopharma PLC (a)	492	2,386
Tobira Therapeutics, Inc. (a)	1,071	9,907
Ultragenyx Pharmaceutical, Inc. (a)	19	1,389
United Therapeutics Corp. (a)	90	10,716
Vanda Pharmaceuticals, Inc. (a)	2,114	21,986
Verastem, Inc. (a)	2,049	3,053
Voyager Therapeutics, Inc. (a)	655	9,091
vTv Therapeutics, Inc., Class A (a)	938	5,590
Xencor, Inc. (a)	119	1,708

		634,948
Building Products — 1.9%
Apogee Enterprises, Inc.	828	37,442
Continental Building Products, Inc. (a)	1,163	26,644
Insteel Industries, Inc.	1,040	28,829
Masonite International Corp. (a)	578	40,362
NCI Building Systems, Inc. (a)	826	13,299
Ply Gem Holdings, Inc. (a)	944	14,198
Universal Forest Products, Inc.	1,312	110,129

		270,903
Capital Markets — 0.1%
Hennessy Advisors, Inc.	276	9,180

Portfolio Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

10	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Capital Markets (continued)
Stifel Financial Corp. (a)	147	$5,554

		14,734
Chemicals — 2.7%
Axiall Corp.	452	10,527
Chemtura Corp. (a)	1,514	40,393
KMG Chemicals, Inc.	56	1,203
Kraton Performance Polymers, Inc. (a)	888	24,145
OMNOVA Solutions, Inc. (a)	7,593	52,316
PolyOne Corp.	3,019	113,122
Rayonier Advanced Materials, Inc.	235	3,046
Stepan Co.	1,250	72,113
Trinseo SA (a)	1,374	64,702

		381,567
Commercial Services & Supplies — 2.7%
ARC Document Solutions, Inc. (a)	10,624	45,046
Herman Miller, Inc.	1,453	46,002
InnerWorkings, Inc. (a)	1,771	15,266
Knoll, Inc.	5,526	137,155
Quad/Graphics, Inc.	1,099	21,112
Steelcase, Inc., Class A	5,805	92,648
Tetra Tech, Inc.	918	28,091

		385,320
Communications Equipment — 1.4%
Ciena Corp. (a)	548	9,568
Digi International, Inc. (a)	1,902	20,998
MRV Communications, Inc. (a)	422	4,566
NETGEAR, Inc. (a)	1,317	59,265
Plantronics, Inc.	1,038	46,212
ShoreTel, Inc. (a)	362	2,389
Ubiquiti Networks, Inc. (a)	1,331	53,054

		196,052
Construction & Engineering — 0.8%
Ameresco, Inc., Class A (a)	1,629	7,624
Comfort Systems U.S.A., Inc.	2,439	78,048
EMCOR Group, Inc.	483	22,967

		108,639
Construction Materials — 0.2%
Headwaters, Inc. (a)	475	9,020
Summit Materials, Inc., Class A (a)	646	14,051

		23,071
Consumer Finance — 0.5%
Consumer Portfolio Services, Inc. (a)	5,267	20,594
Emergent Capital, Inc. (a)	2,180	8,720
Enova International, Inc. (a)	2,758	20,078
Nelnet, Inc., Class A	430	15,772

		65,164
Containers & Packaging — 0.7%
Berry Plastics Group, Inc. (a)	922	36,115
Greif, Inc., Class A	1,835	65,803

		101,918
Distributors — 0.4%
Core-Mark Holding Co., Inc.	612	52,399
Diversified Consumer Services — 0.4%
Apollo Education Group Inc. (a)	804	7,389
Cambium Learning Group, Inc. (a)	2,937	13,540
K12, Inc. (a)	2,577	30,589
Regis Corp. (a)	145	1,891
Weight Watchers International, Inc. (a)	146	2,213

		55,622

Common Stocks	Shares	Value
Diversified Financial Services — 0.3%
Marlin Business Services Corp.	2,894	$43,873
Diversified Telecommunication Services — 0.8%
FairPoint Communications, Inc. (a)	2,652	35,935
Inteliquent, Inc.	3,398	56,815
Ooma, Inc. (a)	184	1,270
Vonage Holdings Corp. (a)	3,865	17,818

		111,838
Electric Utilities — 1.4%
El Paso Electric Co.	336	15,006
IDACORP, Inc.	1,525	111,645
Portland General Electric Co.	1,205	49,622
Spark Energy, Inc., Class A	842	25,336

		201,609
Electronic Equipment, Instruments & Components — 3.7%
Belden, Inc.	235	15,197
Coherent, Inc. (a)	388	36,713
Control4 Corp. (a)	661	5,189
Electro Scientific Industries, Inc. (a)	2,593	18,073
Fabrinet (a)	969	34,399
FEI Co.	112	12,034
II-VI, Inc. (a)	3,241	66,052
Key Tronic Corp. (a)	3,413	30,410
Kimball Electronics, Inc. (a)	749	8,441
Multi-Fineline Electronix, Inc. (a)	78	1,725
PC Connection, Inc.	1,057	24,300
Radisys Corp. (a)	4,303	19,148
Rofin-Sinar Technologies, Inc. (a)	239	7,636
Sanmina Corp. (a)	4,883	130,816
SYNNEX Corp.	125	11,387
Tech Data Corp. (a)	998	75,419
Vishay Precision Group, Inc. (a)	2,182	29,479

		526,418
Energy Equipment & Services — 1.1%
Archrock, Inc.	1,267	9,667
Aspen Aerogels, Inc. (a)	2,955	11,850
C&J Energy Services Ltd. (a)	1,045	556
Dawson Geophysical Co. (a)	6,164	44,504
Exterran Corp. (a)	825	10,337
Gulf Island Fabrication, Inc.	3,390	23,459
Independence Contract Drilling, Inc. (a)	803	3,212
Matrix Service Co. (a)	1,109	18,376
McDermott International, Inc. (a)	1,425	6,769
PHI, Inc. (a)	1,405	24,025

		152,755
Food & Staples Retailing — 0.7%
Casey’s General Stores, Inc.	384	46,161
Natural Grocers by Vitamin Cottage, Inc. (a)	582	7,711
Performance Food Group Co. (a)	1,633	40,547

		94,419
Food Products — 1.1%
Amplify Snack Brands, Inc. (a)	427	5,572
Cal-Maine Foods, Inc. (b)	1,274	56,693
Dean Foods Co.	3,457	63,194
Omega Protein Corp. (a)	279	5,507
Post Holdings, Inc. (a)	93	7,069
Seneca Foods Corp., Class A (a)	655	20,449

		158,484
Gas Utilities — 1.1%
New Jersey Resources Corp.	190	6,679

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	11

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Gas Utilities (continued)
Southwest Gas Corp.	2,080	$144,414

		151,093
Health Care Equipment & Supplies — 4.0%
AngioDynamics, Inc. (a)	448	5,380
Cantel Medical Corp.	613	40,722
Cutera, Inc. (a)	2,885	30,235
Cynosure, Inc., Class A (a)	886	42,324
Exactech, Inc. (a)	421	10,390
ICU Medical, Inc. (a)	547	56,882
Lantheus Holdings, Inc. (a)	8,533	16,639
LeMaitre Vascular, Inc.	1,886	26,347
Masimo Corp. (a)	1,126	56,007
NuVasive, Inc. (a)	231	12,559
Orthofix International NV (a)	1,160	51,307
RTI Surgical, Inc. (a)	5,322	20,064
STERIS PLC	465	32,285
SurModics, Inc. (a)	138	3,041
Symmetry Surgical, Inc. (a)	497	6,441
West Pharmaceutical Services, Inc.	2,117	158,944

		569,567
Health Care Providers & Services — 2.1%
Alliance HealthCare Services, Inc. (a)	332	2,407
American Renal Associates Holdings, Inc. (a)	548	15,338
AMN Healthcare Services, Inc. (a)	1,143	42,680
Diplomat Pharmacy, Inc. (a)	287	9,350
Five Star Quality Care, Inc. (a)	6,684	13,435
Hanger, Inc. (a)	2,132	13,709
Molina Healthcare, Inc. (a)	204	9,880
National HealthCare Corp.	334	20,685
Owens & Minor, Inc.	221	8,241
VCA, Inc. (a)	1,891	122,783
WellCare Health Plans, Inc. (a)	384	38,945

		297,453
Health Care Technology — 0.2%
Vocera Communications, Inc. (a)	1,905	22,003
Hotels, Restaurants & Leisure — 3.5%
Bloomin’ Brands, Inc.	315	6,001
Bravo Brio Restaurant Group, Inc. (a)	4,330	32,129
Carrols Restaurant Group, Inc. (a)	2,565	31,088
Century Casinos, Inc. (a)	5,369	30,603
Cheesecake Factory, Inc.	2,059	102,682
Del Frisco’s Restaurant Group, Inc. (a)	385	5,952
Denny’s Corp. (a)	2,014	21,610
Eldorado Resorts, Inc. (a)	1,883	28,057
J. Alexander’s Holdings, Inc. (a)	3,368	35,027
Lindblad Expeditions Holdings, Inc. (a)	788	7,880
Monarch Casino & Resort, Inc. (a)	89	1,880
Papa John’s International, Inc.	83	5,257
RCI Hospitality Holdings, Inc.	1,812	19,678
Red Robin Gourmet Burgers, Inc. (a)	60	3,043
Texas Roadhouse, Inc.	45	2,016
Vail Resorts, Inc.	1,188	155,925

		488,828
Household Durables — 1.1%
Century Communities, Inc. (a)	710	12,858
La-Z-Boy, Inc.	1,644	43,533
LGI Homes, Inc. (a)	1,048	28,317
Libbey, Inc.	156	2,666
TRI Pointe Group, Inc. (a)	5,301	61,810
ZAGG, Inc. (a)	602	2,914

		152,098

Common Stocks	Shares	Value
Household Products — 0.0%
Central Garden & Pet Co., Class A (a)	143	$2,607
Independent Power and Renewable Electricity Producers — 0.3%
Abengoa Yield PLC	774	13,916
Dynegy, Inc. (a)	458	8,629
Ormat Technologies, Inc.	429	18,709

		41,254
Insurance — 1.5%
American Equity Investment Life Holding Co.	1,711	27,735
CNO Financial Group, Inc.	2,434	49,386
Employers Holdings, Inc.	188	5,612
Hallmark Financial Services, Inc. (a)	2,161	21,113
Maiden Holdings Ltd.	243	3,188
National General Holdings Corp.	584	12,106
Primerica, Inc.	455	25,530
Selective Insurance Group, Inc.	630	23,405
State National Cos., Inc.	2,962	31,901
Universal Insurance Holdings, Inc.	709	13,783

		213,759
Internet & Catalog Retail — 0.1%
EVINE Live, Inc. (a)	1,805	2,771
Shutterfly, Inc. (a)	356	17,195

		19,966
Internet Software & Services — 3.1%
Bankrate, Inc. (a)	2,063	18,753
Brightcove, Inc. (a)	1,940	12,998
Carbonite, Inc. (a)	534	4,934
Cvent, Inc. (a)	107	3,832
Demand Media, Inc. (a)	1,830	9,626
EarthLink Holdings Corp.	19,351	126,943
Everyday Health, Inc. (a)	6,262	42,143
LogMeIn, Inc. (a)	978	59,922
NIC, Inc.	1,479	29,358
QuinStreet, Inc. (a)	11,556	42,757
SciQuest, Inc. (a)	509	8,979
Tremor Video, Inc. (a)	2,927	5,298
Web.com Group, Inc. (a)	3,969	67,354
Wix.com Ltd. (a)	197	5,449

		438,346
IT Services — 1.7%
CACI International, Inc., Class A (a)	376	37,889
Computer Task Group, Inc.	4,385	23,197
Convergys Corp.	549	15,476
Euronet Worldwide, Inc. (a)	585	46,689
EVERTEC, Inc.	624	9,553
Global Payments, Inc.	192	14,916
Hackett Group, Inc.	570	8,333
Lionbridge Technologies, Inc. (a)	4,273	18,588
MoneyGram International, Inc. (a)	343	2,226
Net 1 UEPS Technologies, Inc. (a)	1,344	14,771
Planet Payment, Inc. (a)	5,181	22,330
Science Applications International Corp.	95	5,184
Travelport Worldwide Ltd.	842	11,148
Unisys Corp. (a)	1,722	14,534

		244,834
Leisure Products — 1.0%
Brunswick Corp.	870	41,647
Johnson Outdoors, Inc., Class A	1,591	41,939
Marine Products Corp.	2,028	17,562
MCBC Holdings, Inc. (a)	903	13,888
Nautilus, Inc. (a)	1,180	24,343

		139,379

See Notes to Financial Statements.

12	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Life Sciences Tools & Services — 0.7%
INC Research Holdings, Inc., Class A (a)	347	$15,098
PAREXEL International Corp. (a)	1,024	64,399
PRA Health Sciences, Inc. (a)	477	22,529

		102,026
Machinery — 3.8%
Accuride Corp. (a)	5,023	7,936
Briggs & Stratton Corp.	1,176	26,248
Commercial Vehicle Group, Inc. (a)	8,967	33,178
Douglas Dynamics, Inc.	617	13,401
Federal Signal Corp.	670	8,717
Global Brass & Copper Holdings, Inc.	3,551	96,907
Greenbrier Cos., Inc.	1,217	34,928
Hardinge, Inc.	2,223	23,208
John Bean Technologies Corp.	1,592	96,603
Lydall, Inc. (a)	365	13,819
Miller Industries, Inc.	2,057	43,937
Supreme Industries, Inc., Class A	4,708	62,146
Wabash National Corp. (a)	4,425	62,747
Xerium Technologies, Inc. (a)	1,744	11,022

		534,797
Marine — 0.2%
Matson, Inc.	952	31,730
Media — 1.0%
DreamWorks Animation SKG, Inc., Class A (a)	150	6,036
Entercom Communications Corp., Class A	2,675	33,973
Entravision Communications Corp., Class A	339	2,448
Gray Television, Inc. (a)	1,016	12,009
Harte-Hanks, Inc.	1,394	1,378
Lee Enterprises, Inc. (a)	2,125	4,144
Meredith Corp.	312	15,444
New Media Investment Group, Inc.	496	8,645
Sinclair Broadcast Group, Inc., Class A	1,594	50,418
Townsquare Media, Inc., Class A (a)	1,374	12,132

		146,627
Metals & Mining — 1.0%
Cliffs Natural Resources, Inc. (a)	1,505	6,441
Coeur Mining, Inc. (a)	692	5,211
Commercial Metals Co.	81	1,391
Ferroglobe PLC	193	1,760
Hecla Mining Co.	6,095	24,746
Kaiser Aluminum Corp.	444	38,055
Real Industry, Inc. (a)	552	3,740
SunCoke Energy, Inc.	1,498	9,063
Worthington Industries, Inc.	1,337	49,950

		140,357
Multiline Retail — 0.3%
Big Lots, Inc.	810	42,363
Multi-Utilities — 0.2%
Avista Corp.	520	20,914
Black Hills Corp.	31	1,877

		22,791
Oil, Gas & Consumable Fuels — 2.3%
Bill Barrett Corp. (a)	183	1,301
Callon Petroleum Co. (a)	1,086	12,369
Carrizo Oil & Gas, Inc. (a)	207	7,969
DHT Holdings, Inc.	5,750	31,395
Eclipse Resources Corp. (a)	1,162	3,102
Enviva Partners LP	348	7,962
Evolution Petroleum Corp.	3,085	17,245
Gener8 Maritime, Inc. (a)	3,703	26,773
Halcon Resources Corp. (b)	2,711	825

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Hallador Energy Co.	758	$3,237
Isramco, Inc. (a)	37	3,448
Matador Resources Co. (a)	1,040	23,629
Nordic American Tankers Ltd. (b)	1,762	27,082
Northern Oil and Gas, Inc. (a)	342	1,491
Oasis Petroleum, Inc. (a)	1,169	11,737
Parsley Energy, Inc., Class A (a)	1,665	43,406
PDC Energy, Inc. (a)	353	20,492
Rex Energy Corp. (b)	3,776	2,795
Ring Energy, Inc. (a)	1,743	14,101
Scorpio Tankers, Inc.	4,442	26,119
Ship Finance International Ltd.	1,245	19,957
Triangle Petroleum Corp. (b)	5,793	898
Western Refining, Inc.	977	20,751

		328,084
Paper & Forest Products — 0.2%
Boise Cascade Co. (a)	1,014	23,281
Domtar Corp.	95	3,671
Neenah Paper, Inc.	53	3,678

		30,630
Personal Products — 0.4%
Lifevantage Corp. (a)	789	9,847
Medifast, Inc.	471	15,030
Natural Health Trends Corp. (b)	32	955
Nutraceutical International Corp. (a)	122	2,890
USANA Health Sciences, Inc. (a)	172	20,752

		49,474
Pharmaceuticals — 2.3%
Achaogen, Inc. (a)	998	3,273
Heska Corp. (a)	88	3,192
Innoviva, Inc.	1,210	13,649
Juniper Pharmaceuticals, Inc. (a)	4,749	32,816
Prestige Brands Holdings, Inc. (a)	3,940	212,918
Sagent Pharmaceuticals, Inc. (a)	3,348	43,323
Sucampo Pharmaceuticals, Inc., Class A (a)	927	10,901

		320,072
Professional Services — 1.5%
Insperity, Inc.	1,693	121,845
Kelly Services, Inc., Class A	1,564	30,998
Kforce, Inc.	359	6,713
On Assignment, Inc. (a)	481	18,119
RPX Corp. (a)	2,852	28,663

		206,338
Real Estate Investment Trusts (REITs) — 9.4%
American Assets Trust, Inc.	239	9,562
Arbor Realty Trust, Inc.	5,386	37,594
Ares Commercial Real Estate Corp.	223	2,671
Armada Hoffler Properties, Inc.	1,997	24,164
Chatham Lodging Trust	2,262	49,063
Cherry Hill Mortgage Investment Corp.	1,280	19,930
Chesapeake Lodging Trust	5,658	134,887
Colony Capital, Inc., Class A	2,929	53,659
CubeSmart	2,334	74,315
DCT Industrial Trust, Inc.	2,369	102,175
DiamondRock Hospitality Co.	377	3,370
EPR Properties	1,002	71,423
Equity LifeStyle Properties, Inc.	577	42,294
FelCor Lodging Trust, Inc.	867	5,731
Hersha Hospitality Trust	1,271	22,522
InfraREIT, Inc. (a)	1,198	20,570
LaSalle Hotel Properties	659	15,229
National Storage Affiliate Trust	705	14,699

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	13

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Pebblebrook Hotel Trust	376	$9,483
PS Business Parks, Inc.	2,627	259,364
RLJ Lodging Trust	3,404	69,748
Ryman Hospitality Properties, Inc.	1,108	54,358
Sovran Self Storage, Inc.	580	62,797
Summit Hotel Properties, Inc.	9,051	105,897
Sunstone Hotel Investors, Inc.	4,741	57,082
Winthrop Realty Trust	402	3,948

		1,326,535
Real Estate Management & Development — 0.8%
Altisource Portfolio Solutions SA (a)	623	17,400
AV Homes, Inc. (a)	1,482	18,614
FRP Holdings, Inc. (a)	115	3,519
Marcus & Millichap, Inc. (a)	2,138	54,348
RMR Group, Inc., Class A	578	17,132

		111,013
Road & Rail — 0.3%
ArcBest Corp.	1,294	22,296
Roadrunner Transportation Systems, Inc. (a)	262	2,109
Saia, Inc. (a)	179	4,666
YRC Worldwide, Inc. (a)	1,481	13,640

		42,711
Semiconductors & Semiconductor Equipment — 3.1%
Advanced Energy Industries, Inc. (a)	215	8,207
Advanced Micro Devices, Inc. (a)	1,223	5,589
Alpha & Omega Semiconductor Ltd. (a)	3,151	43,137
Amkor Technology, Inc. (a)	1,180	7,446
Cascade Microtech, Inc. (a)	2,194	45,372
Cirrus Logic, Inc. (a)	168	6,048
Entegris, Inc. (a)	1,608	22,930
Fairchild Semiconductor International, Inc. (a)	976	19,393
Integrated Device Technology, Inc. (a)	510	11,909
Intersil Corp., Class A	1,307	17,671
MaxLinear, Inc., Class A (a)	954	19,767
Microsemi Corp. (b)	2,151	72,768
Nanometrics, Inc. (a)	330	6,145
Power Integrations, Inc.	300	14,967
Semtech Corp. (a)	442	10,405
Tessera Technologies, Inc.	3,873	124,982
Ultra Clean Holdings, Inc. (a)	431	2,457

		439,193
Software — 4.6%
A10 Networks, Inc. (a)	4,299	27,771
American Software, Inc., Class A	455	4,386
Aspen Technology, Inc. (a)	2,827	107,765
Ellie Mae, Inc. (a)	121	10,250
Exa Corp. (a)	351	4,247
Fair Isaac Corp.	20	2,229
Gigamon, Inc. (a)	1,103	34,358
Imperva, Inc. (a)	94	3,589
Infoblox, Inc. (a)	1,228	23,099
Manhattan Associates, Inc. (a)	1,957	129,025
Mentor Graphics Corp.	391	8,383
MicroStrategy, Inc., Class A (a)	230	42,904
Monotype Imaging Holdings, Inc.	1,938	46,279
Pegasystems, Inc.	2,006	52,898
Qlik Technologies, Inc. (a)	320	9,184
Silver Spring Networks, Inc. (a)	287	3,745
Take-Two Interactive Software, Inc. (a)	2,624	102,100
Zix Corp. (a)	8,881	35,702

		647,914

Common Stocks	Shares	Value
Specialty Retail — 3.0%
Aaron’s, Inc. (a)	104	$2,610
American Eagle Outfitters, Inc.	2,832	44,292
Asbury Automotive Group, Inc. (a)	979	54,922
Ascena Retail Group, Inc. (a)	119	859
Burlington Stores, Inc. (a)	884	53,358
Children’s Place, Inc.	493	34,747
Express, Inc. (a)	5,575	81,061
Francesca’s Holdings Corp. (a)	127	1,323
Group 1 Automotive, Inc.	126	7,835
Haverty Furniture Cos., Inc.	362	6,730
Lithia Motors, Inc., Class A	53	4,364
New York & Co., Inc. (a)	7,476	13,158
Sonic Automotive, Inc., Class A	3,104	55,437
Tilly’s, Inc., Class A (a)	859	5,068
TravelCenters of America LLC (a)	2,173	15,363
West Marine, Inc. (a)	4,517	41,466

		422,593
Technology Hardware, Storage & Peripherals — 0.1%
Immersion Corp. (a)	411	2,630
Super Micro Computer, Inc. (a)	348	9,131

		11,761
Textiles, Apparel & Luxury Goods — 1.2%
Culp, Inc.	1,275	35,050
Delta Apparel, Inc. (a)	890	18,281
Oxford Industries, Inc.	605	38,339
Perry Ellis International, Inc. (a)	1,740	33,686
Skechers U.S.A., Inc., Class A (a)	1,378	42,952

		168,308
Thrifts & Mortgage Finance — 2.6%
Essent Group Ltd. (a)	1,369	29,926
EverBank Financial Corp.	4,205	64,421
First Defiance Financial Corp.	4,005	161,682
Flagstar Bancorp, Inc. (a)	2,811	68,139
MGIC Investment Corp. (a)	872	6,148
Nationstar Mortgage Holdings, Inc. (a)	105	1,340
NMI Holdings, Inc., Class A (a)	1,060	6,614
Radian Group, Inc.	415	5,150
United Community Financial Corp.	3,905	23,781

		367,201
Tobacco — 0.0%
Vector Group Ltd.	138	2,963
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc. (a)	465	20,065
Water Utilities — 0.2%
SJW Corp.	1,002	34,559
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. - CVR (a)	216	544
Spok Holdings, Inc.	340	5,964

		6,508
Total Long-Term Investments (Cost — $13,107,517) — 99.1%		13,999,003

See Notes to Financial Statements.

14	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Disciplined Small Cap Core Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.39% (c)(d)	164,601	$164,601
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.60% (c)(d)(e)	$ 154	153,939

Value
Total Short-Term Securities (Cost — $ 318,540) — 2.2%	$318,540
Total Investments (Cost — $ 13,426,057) — 101.3%	14,317,543
Liabilities in Excess of Other Assets — (1.3)%	(187,364)

Net Assets — 100.0%	$14,130,179

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	During the year ended May 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at May 31, 2015	Net Activity	Shares/ Beneficial Interest Held at May 31, 2016	Value at May 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	161,872	2,729	164,601	$164,601	$451		$4
BlackRock Liquidity Series, LLC, Money Market Series	$129,625	$24,314	$153,939	153,939	7,136	[1]	—
Total				$318,540	$7,587		$4

[1]	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
2	Russell 2000 Mini Index	June 2016	$230,680	$5,204

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$5,204	—	—	—	$5,204

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	15

Schedule of Investments (concluded)	BlackRock Disciplined Small Cap Core Fund

For the year ended May 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(20,969)	—	—	—	$(20,969)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 5,206	—	—	—	$ 5,206

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract - long	$219,675

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$13,997,532	—	$1,471	$13,999,003
Short-Term Securities	164,601	$153,939	—	318,540

Total	$14,162,133	$153,939	$1,471	$14,317,543

Derivative Financial Instruments[2]
Assets:
Equity contracts	$5,204	—	—	$5,204

[1] See above Schedule of Investments for values in each industry. Investments categorized as Level 3 are included in Biotechnology and Wireless Telecommunications Services.
[2] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$6,000	—	—	$6,000
Liabilities:
Collateral on securities loaned at value	—	$(153,939)	—	(153,939)

Total	$6,000	$(153,939)	—	$(147,939)

During the year ended May 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

16	ANNUAL REPORT	MAY 31, 2016

Statements of Assets and Liabilities

May 31, 2016	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Assets
Investments at value — unaffiliated (including securities loaned at value of $143,344) (cost — $13,107,517)	$13,999,003	—
Investments at value — affiliated (cost — $318,540)	318,540	—
Investments at value — Master Portfolio (cost — $163,203,264)	—	$168,971,875
Cash pledged for futures contracts	6,000	—
Receivables:
Investments sold	319,396	—
Securities lending income — affiliated	1,230	—
Capital shares sold	—	92,895
Dividends	8,926	—
From the Manager	49,436	—
Variation margin on futures contracts	337	—
Withdrawals from the Master Portfolio	—	525,728
Prepaid expenses	21,372	22,752

Total assets	14,724,240	169,613,250

Liabilities
Collateral on securities loaned at value	153,939	—
Payables:
Investments purchased	256,208	—
Administration fees	141	27,915
Capital shares redeemed	42,510	618,623
Offering costs	13,516	—
Officer’s and Trustees’/Directors’ fees	1,387	236
Other accrued expenses	27,310	20,615
Other affiliates	11	1,087
Professional fees	95,466	27,674
Service and distribution fees	983	46,265
Transfer agent fees	2,590	125,695

Total liabilities	594,061	868,110

Net Assets	$14,130,179	$168,745,140

Net Assets Consist of
Paid-in capital	$13,870,522	$173,762,706
Undistributed (accumulated) net investment income (loss)	14,744	(487,498)
Undistributed net realized loss	(651,777)	—
Undistributed net realized loss allocated from the Master Portfolio	—	(10,298,679)
Net unrealized appreciation (depreciation)	896,690	—
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	—	5,768,611

Net Assets	$14,130,179	$168,745,140

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	17

Statements of Assets and Liabilities (concluded)

May 31, 2016	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II

Net Asset Value
Institutional
Net assets	$10,302,397		$58,948,285

Shares outstanding	972,548	[1]	4,987,993	[2]

Net asset value	$10.59		$11.82

Investor A
Net assets	$3,190,624		$58,236,468

Shares outstanding	302,061	[1]	5,231,299	[2]

Net asset value	$10.56		$11.13

Investor C
Net assets	$422,677		$32,252,236

Shares outstanding	40,499	[1]	3,627,796	[2]

Net asset value	$10.44		$8.89

Class K
Net assets	$214,481		—

Shares outstanding	20,243	[1]	—

Net asset value	$10.60		—

Class R
Net assets	—		$19,308,151

Shares outstanding	—		1,904,330	[2]

Net asset value	—		$10.14

[1]	Unlimited number of shares authorized, $0.001 par value.

[2]	100 million shares authorized, $0.0001 par value.

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2016

Statements of Operations

Year Ended May 31, 2016	BlackRock Disciplined Small Cap Core Fund	BlackRock Small Cap Growth Fund II

Investment Income
Dividends — unaffiliated	$138,839	—
Securities lending — affiliated — net	7,136	—
Dividends — affiliated	451	—
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	—	$1,658,521
Securities lending — affiliated — net	—	203,553
Dividends — affiliated	—	3,997
Expenses	—	(1,528,787)
Fees waived	—	302,614

Total income	146,426	639,898

Expenses
Professional	102,819	48,733
Investment advisory	43,898	—
Registration	43,685	62,649
Custodian	28,846	—
Printing	26,269	36,688
Offering	13,763	—
Service and distribution — class specific	11,373	638,385
Officer and Trustees/Directors	9,504	141
Accounting services	9,493	—
Transfer agent — class specific	9,000	567,667
Administration	4,146	374,979
Administration — class specific	1,940	—
Miscellaneous	20,858	14,142

Total expenses	325,594	1,743,384
Less:
Fees waived and/or reimbursed by the Manager	(232,714)	—
Administration fees waived	(4,146)	—
Administration fees waived — class specific	(1,663)	—
Transfer agent fees reimbursed — class specific	(8,141)	—

Total expenses after fees waived and/or reimbursed	78,930	1,743,384

Net investment income (loss)	67,496	(1,103,486)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(310,688)	—
Capital gain distributions received from affiliated investment companies	4	—
Futures contracts	(20,969)	—
Investments, capital gain distributions received from affiliated investment companies and futures contracts allocated from the Master Portfolio	—	(876,361)

	(331,653)	(876,361)

Net change in unrealized appreciation (depreciation) on:
Investments	(834)	—
Futures contracts	5,206	—
Investments and futures contracts allocated from the Master Portfolio	—	(23,980,229)

	4,372	(23,980,229)

Net realized and unrealized loss	(327,281)	(24,856,590)

Net Decrease in Net Assets Resulting from Operations	$(259,785)	$(25,960,076)

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	19

Statements of Changes in Net Assets

	BlackRock Disciplined Small Cap Core Fund		BlackRock Small Cap Growth Fund II
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income (loss)	$67,496	$45,249	$(1,103,486)		$(1,468,865)
Net realized gain (loss)	(331,653)	307,278	(876,361)		19,291,678
Net change in unrealized appreciation (depreciation)	4,372	411,992	(23,980,229)		9,638,941

Net increase (decrease) in net assets resulting from operations	(259,785)	764,519	(25,960,076)		27,461,754

Distributions to Shareholders[1]
From net investment income:
Institutional	(52,090)	(19,895)	—		—
Investor A	(22,127)	(2,806)	—		—
Investor C	(435)	—	—		—
From net realized gain:
Institutional	(258,484)	(581,949)	(6,065,296)		(9,205,191)
Investor A	(143,693)	(98,084)	(6,456,533)		(9,863,810)
Investor B	—	—	—		(165,249)
Investor C	(16,671)	(11,182)	(3,904,273)		(6,724,128)
Class R	—	—	(2,089,789)		(3,743,363)

Decrease in net assets resulting from distributions to shareholders	(493,500)	(713,916)	(18,515,891)		(29,701,741)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,712,972	2,024,918	(5,832,236)		(10,300,360)

Net Assets
Total increase (decrease) in net assets	4,959,687	2,075,521	(50,308,203)		(12,540,347)
Beginning of year	9,170,492	7,094,971	219,053,343		231,593,690

End of year	$14,130,179	$9,170,492	$168,745,140	$	,053,343

Undistributed (accumulated) net investment income (loss), end of year	$14,744	$21,861	$(487,498)		$10,139

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2016

Financial Highlights	BlackRock Disciplined Small Cap Core Fund

	Institutional
				Period
	Year Ended May 31,			March 14, 2013[1]
	2016	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$11.74	$11.80	$10.37	$10.00

Net investment income[2]	0.08	0.08	0.07	0.02
Net realized and unrealized gain (loss)	(0.64)	1.02	2.06	0.35

Net increase (decrease) from investment operations	(0.56)	1.10	2.13	0.37

Distributions:[3]
From net investment income	(0.10)	(0.04)	(0.15)	—
From net realized gain	(0.49)	(1.12)	(0.55)	—

Total distributions	(0.59)	(1.16)	(0.70)	—

Net asset value, end of period	$10.59	$11.74	$11.80	$10.37

Total Return[4]
Based on net asset value	(4.80)%	10.24%	20.85%	3.70%[5]

Ratios to Average Net Assets
Total expenses	3.15%	3.43%	6.26%	7.68%[6,7]

Total expenses after fees waived and/or reimbursed	0.69%	0.70%	0.71%[8]	0.70%[6]

Net investment income	0.80%	0.66%	0.61%	0.93%[6]

Supplemental Data
Net assets, end of period (000)	$10,302	$6,122	$6,095	$5,181

Portfolio turnover rate	171%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 8.75%.

[8]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	21

Financial Highlights (continued)	BlackRock Disciplined Small Cap Core Fund

	Investor A
				Period
	Year Ended May 31,			March 14, 2013[1]
	2016	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$11.71	$11.78	$10.37	$10.00

Net investment income (loss)[2]	0.06	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	(0.65)	1.01	2.10	0.36

Net increase (decrease) from investment operations	(0.59)	1.06	2.09	0.37

Distributions:[3]
From net investment income	(0.07)	(0.02)	(0.13)	—
From net realized gain	(0.49)	(1.11)	(0.55)	—

Total distributions	(0.56)	(1.13)	(0.68)	—

Net asset value, end of period	$10.56	$11.71	$11.78	$10.37

Total Return[4]
Based on net asset value	(5.02)%	9.96%	20.49%	3.70%[5]

Ratios to Average Net Assets
Total expenses	3.60%	3.70%	8.25%	8.16%[6,7]

Total expenses after fees waived and/or reimbursed	0.95%	0.95%	0.95%	0.95%[7]

Net investment income (loss)	0.58%	0.43%	(0.11)%	0.67%[7]

Supplemental Data
Net assets, end of period (000)	$3,191	$2,736	$899	$21

Portfolio turnover rate	171%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.23%.

[7]	Annualized.

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2016

Financial Highlights (continued)	BlackRock Disciplined Small Cap Core Fund

	Investor C
				Period
	Year Ended May 31,			March 14, 2013[1]
	2016	2015	2014	to May 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$11.60	$11.71	$10.35	$10.00

Net investment loss[2]	(0.02)	(0.04)	(0.06)	(0.00)[3]
Net realized and unrealized gain (loss)	(0.64)	1.02	2.05	0.35

Net increase (decrease) from investment operations	(0.66)	0.98	1.99	0.35

Distributions:[4]
From net investment income	(0.01)	—	(0.08)	—
From net realized gain	(0.49)	(1.09)	(0.55)	—

Total distributions	(0.50)	(1.09)	(0.63)	—

Net asset value, end of period	$10.44	$11.60	$11.71	$10.35

Total Return[5]
Based on net asset value	(5.71)%	9.22%	19.53%	3.50%[6]

Ratios to Average Net Assets
Total expenses	4.41%	4.56%	7.86%	8.91%[7,8]

Total expenses after fees waived and/or reimbursed	1.70%	1.70%	1.71%[9]	1.70%[7]

Net investment loss	(0.19)%	(0.36)%	(0.53)%	(0.08)%[7]

Supplemental Data
Net assets, end of period (000)	$423	$313	$101	$21

Portfolio turnover rate	171%	148%	145%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 9.98%.

[9]	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	23

Financial Highlights (concluded)	BlackRock Disciplined Small Cap Core Fund

Class K
Period March 28, 2016[1] to May 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.88

Net investment income[2]	0.02
Net realized and unrealized gain	0.70

Net increase from investment operations	0.72

Net asset value, end of period	$10.60

Total Return[3]
Based on net asset value	7.29%[4]

Ratios to Average Net Assets
Total expenses[5]	3.59%

Total expenses after fees waived and/or reimbursed[5]	0.60%

Net investment income[5]	0.83%

Supplemental Data
Net assets, end of period (000)	$214

Portfolio turnover rate[6]	171%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2016

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional
	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$14.62	$14.63	$15.20	$13.22	$15.67

Net investment loss[1]	(0.03)	(0.04)	(0.06)	(0.01)	(0.12)
Net realized and unrealized gain (loss)	(1.56)	1.79	3.00	3.72	(2.03)

Net increase (decrease) from investment operations	(1.59)	1.75	2.94	3.71	(2.15)

Distributions from net realized gain[2]	(1.21)	(1.76)	(3.51)	(1.73)	(0.30)

Net asset value, end of year	$11.82	$14.62	$14.63	$15.20	$13.22

Total Return[3]
Based on net asset value	(11.66)%	13.44%	21.70%	30.95%	(13.97)%

Ratios to Average Net Assets[4]
Total expenses	1.23%[5]	1.14%[5]	1.14%[5]	1.26%[6]	1.29%[7]

Net investment loss	(0.23)%	(0.28)%	(0.41)%	(0.04)%	(0.84)%

Supplemental Data
Net assets, end of year (000)	$58,948	$73,608	$74,962	$65,186	$58,673

Portfolio turnover rate of the Master Portfolio	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	25

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor A
	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$13.83	$13.93	$14.63	$12.81	$15.22

Net investment loss[1]	(0.06)	(0.07)	(0.13)	(0.05)	(0.14)
Net realized and unrealized gain (loss)	(1.48)	1.70	2.88	3.57	(1.97)

Net increase (decrease) from investment operations	(1.54)	1.63	2.75	3.52	(2.11)

Distributions from net realized gain[2]	(1.16)	(1.73)	(3.45)	(1.70)	(0.30)

Net asset value, end of year	$11.13	$13.83	$13.93	$14.63	$12.81

Total Return[3]
Based on net asset value	(11.91)%	13.24%	21.08%	30.45%	(14.12)%

Ratios to Average Net Assets[4]
Total expenses	1.46%[5]	1.36%[5]	1.62%[5]	1.62%[6]	1.57%[7]

Net investment loss	(0.47)%	(0.49)%	(0.88)%	(0.34)%	(1.11)%

Supplemental Data
Net assets, end of year (000)	$58,236	$76,423	$80,144	$73,799	$75,467

Portfolio turnover rate of the Master Portfolio	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2016

Financial Highlights (continued)	BlackRock Small Cap Growth Fund II

	Investor C
	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$11.23	$11.71	$12.79	$11.44	$13.76

Net investment loss[1]	(0.13)	(0.15)	(0.19)	(0.15)	(0.25)
Net realized and unrealized gain (loss)	(1.19)	1.38	2.47	3.15	(1.77)

Net increase (decrease) from investment operations	(1.32)	1.23	2.28	3.00	(2.02)

Distributions from net realized gain[2]	(1.02)	(1.71)	(3.36)	(1.65)	(0.30)

Net asset value, end of year	$8.89	$11.23	$11.71	$12.79	$11.44

Total Return[3]
Based on net asset value	(12.66)%	12.24%	20.24%	29.31%	(14.98)%

Ratios to Average Net Assets[4]
Total expenses	2.34%[5]	2.29%[5]	2.30%[5]	2.52%[6]	2.52%[7]

Net investment loss	(1.35)%	(1.42)%	(1.55)%	(1.29)%	(2.10)%

Supplemental Data
Net assets, end of year (000)	$32,252	$44,179	$45,686	$43,649	$40,529

Portfolio turnover rate of the Master Portfolio	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	27

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$12.67	$12.95	$13.80	$12.19	$14.55

Net investment loss[1]	(0.08)	(0.10)	(0.12)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	(1.35)	1.55	2.70	3.38	(1.87)

Net increase (decrease) from investment operations	(1.43)	1.45	2.58	3.30	(2.06)

Distributions from net realized gain[2]	(1.10)	(1.73)	(3.43)	(1.69)	(0.30)

Net asset value, end of year	$10.14	$12.67	$12.95	$13.80	$12.19

Total Return[3]
Based on net asset value	(12.13)%	12.84%	21.07%	30.05%	(14.43)%

Ratios to Average Net Assets[4]
Total expenses	1.72%[5]	1.73%[5]	1.67%[5]	1.89%[6]	1.91%[7]

Net investment loss	(0.72)%	(0.86)%	(0.92)%	(0.60)%	(1.49)%

Supplemental Data
Net assets, end of year (000)	$19,308	$24,581	$29,585	$30,932	$37,237

Portfolio turnover rate of the Master Portfolio	115%	140%	152%	165%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment loss.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a series of BlackRock FundsSM (the “Trust”), and BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively, the “Funds” or individually, a “Fund”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. Small Cap Growth Fund II seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of Small Cap Growth Fund II, which has the same investment objective and strategies as Small Cap Growth Fund II. The value of Small Cap Growth Fund II’s investment in the Master Portfolio reflects Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. The performance of Small Cap Growth Fund II is directly affected by the performance of the Master Portfolio. At May 31, 2016, the percentage of the Master Portfolio owned by Small Cap Growth Fund II was 100%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Growth Fund II’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On June 23, 2015, all of the issued and outstanding Investor B Shares of Small Cap Growth Fund II were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where Disciplined Small Cap Core Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, Disciplined Small Cap Core Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, Disciplined Small Cap Core Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For Disciplined Small Cap Core Fund, for financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. For Small Cap Growth Fund II, for financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. Small Cap Growth Fund II records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, Small Cap Growth Fund II accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

ANNUAL REPORT	MAY 31, 2016	29

Notes to Financial Statements (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Disciplined Small Cap Core Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: Disciplined Small Cap Core Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price Disciplined Small Cap Core Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Disciplined Small Cap Core Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Small Cap Growth Fund II’s policy is to fair value its financial instruments at fair value. Small Cap Growth Fund II records its investment in the Master Portfolio at fair value based on Small Cap Growth Fund II’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of Disciplined Small Cap Core Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Disciplined Small Cap Core Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Disciplined Small Cap Core Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that Disciplined Small Cap Core Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates,

30	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of Disciplined Small Cap Core Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that Disciplined Small Cap Core Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Disciplined Small Cap Core Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for Disciplined Small Cap Core Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with Disciplined Small Cap Core Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Disciplined Small Cap Core Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with Disciplined Small Cap Core Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by Disciplined Small Cap Core Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of Disciplined Small Cap Core Fund and any additional required collateral is delivered to Disciplined Small Cap Core Fund, or excess collateral returned by Disciplined Small Cap Core Fund, on the next business day. During the term of the loan, Disciplined Small Cap Core Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in Disciplined Small Cap Core Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by Disciplined Small Cap Core Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Disciplined Small Cap Core Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral

ANNUAL REPORT	MAY 31, 2016	31

Notes to Financial Statements (continued)

is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and Disciplined Small Cap Core Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Disciplined Small Cap Core Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$ 20,606	$ (20,606)	—
JP Morgan Clearing Corp.	48,900	(48,900)	—
Morgan Stanley & Co. LLC	73,838	(73,838)	—
Total	$143,344	$(143,344)	—

[1]

Collateral with a value of $153,939 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Disciplined Small Cap Core Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Disciplined Small Cap Core Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Disciplined Small Cap Core Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of Disciplined Small Cap Core Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Disciplined Small Cap Core Fund invests in long and/or short positions in futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between Disciplined Small Cap Core Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, Disciplined Small Cap Core Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, Disciplined Small Cap Core Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory and Administration

The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Investment Advisory Agreement with the Manager, Disciplined Small Cap Core Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of Disciplined Small Cap Core Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of Disciplined Small Cap Core Fund. For such services, Disciplined Small Cap Core Fund pays the Manager a monthly fee,

32	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

which is determined by calculating a percentage of Disciplined Small Cap Core Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion - $3 Billion	0.42%
$3 Billion - $5 Billion	0.41%
$5 Billion - $10 Billion	0.39%
Greater than $10 Billion	0.38%

The Corporation, on behalf of Small Cap Growth Fund II, entered into an Administration Agreement with BlackRock Advisors, LLC (in such capacity, the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Growth Fund II pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily net assets of Small Cap Growth Fund II. Small Cap Growth Fund II does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees

The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager/Administrator. Pursuant to the Distribution and Service Plan and in accordance with
Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor B1	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended May 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor B1	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$7,750	—	$3,623	—	$11,373
Small Cap Growth Fund II	$165,654	$165	$367,333	$105,233	$638,385

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

Administration

The Trust, on behalf of Disciplined Small Cap Core Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of Disciplined Small Cap Core Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

ANNUAL REPORT	MAY 31, 2016	33

Notes to Financial Statements (continued)

For the year ended May 31, 2016, the following table shows the class specific administration fees borne directly by each share class of Disciplined Small Cap Core Fund:

Institutional	Investor A	Investor C	Class K	Total
$ 1,240	$ 620	$ 73	$ 7	$1,940

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended May 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B1	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 75	$ 454	—	$176	—	$ 705
Small Cap Growth Fund II	$181	$1,284	$5	$688	$59	$2,217

[1]    On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

For the year ended May 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B1	Investor C	Class R	Total
Disciplined Small Cap Core Fund	$ 556	$ 7,395	—	$ 1,049	—	$ 9,000
Small Cap Growth Fund II	$180,895	$181,170	$254	$147,403	$57,945	$567,667

[1]	On June 23, 2015, Investor B Shares of Small Cap Growth Fund II converted to Investor A Shares.

Other Fees

For the year ended May 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Disciplined Small Cap Core Fund’s Investor A Shares of $272 and Small Cap Growth Fund II’s Investor A Shares of $3,605.

For the year ended May 31, 2016, affiliates received CDSCs in the amount of $170 for Disciplined Small Cap Core Fund’s Investor C Shares and $167 and $1,917 for Small Cap Growth Fund II’s Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to Disciplined Small Cap Core Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Disciplined Small Cap Core Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.70%	0.95%	1.70%	0.60%

The Manager has agreed not to reduce or discontinue this contractual expense limitations prior to October 1, 2017, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Disciplined Small Cap Core Fund.

The Manager, with respect to Disciplined Small Cap Core Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Disciplined Small Cap Core Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Disciplined Small Cap Core Fund’s investment in other affiliated investment companies, if any. For the year ended May 31, 2016, the amount waived was $169.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2016, the amount included in fees waived and/or reimbursed by the Manager was $232,545 for Disciplined Small Cap Core Fund.

34	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

Class specific waivers and/or reimbursements are as follows for Disciplined Small Cap Core Fund:

	Institutional	Investor A	Investor C	Class K	Total
Administration Fees Waived	$963	$620	$73	$7	$1,663
Transfer Agent Fees Reimbursed	$382	$6,797	$962	—	$8,141

If during Disciplined Small Cap Core Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Disciplined Small Cap Core Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as Disciplined Small Cap Core Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On May 31, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for Disciplined Small Cap Core Fund are as follows:

	Expiring May 31,
	2017	2018
Fund Level	$203,594	$236,691
Institutional	$1,660	$1,345
Investor A	$2,999	$7,417
Investor C	$470	$1,035
Class K	—	$7

The following Disciplined Small Cap Core Fund’s fund level and class specific waivers and/or reimbursements previously recorded by Disciplined Small Cap Core Fund, which were subject to recoupment by the Manager, expired on May 31, 2016:

Fund Level	$342,873
Institutional	$1,565
Investor A	$378
Investor C	$123

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Disciplined Small Cap Core Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Disciplined Small Cap Core Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Disciplined Small Cap Core Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Disciplined Small Cap Core Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

ANNUAL REPORT	MAY 31, 2016	35

Notes to Financial Statements (continued)

Pursuant to such agreement, Disciplined Small Cap Core Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Disciplined Small Cap Core Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Disciplined Small Cap Core Fund is shown as securities lending – affiliated – net in the Statements of Operations. For the year ended May 31, 2016, Disciplined Small Cap Core Fund paid BIM $1,715 for securities lending agent services.

Officers and Trustees/Directors

Certain officers and/or trustees/directors of the Trust/Corporation are officers and/or trustees/directors of BlackRock or its affiliates. The Funds reimburse the Manager/Administration for a portion of the compensation paid to the Trust’s/Corporation’s Chief Compliance Officer, which is included in Officer and Trustees/Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended May 31, 2016, purchases and sales of investments, excluding short-term securities, were $22,021,498 and $16,736,442, respectively, for Disciplined Small Cap Core Fund.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Small Cap Growth Fund II’s U.S. federal tax returns remains open for each of the four years ended May 31, 2016. The statutes of limitations on Disciplined Small Cap Core Fund’s U.S. federal, state and local tax returns remain open for the three years ended May 31, 2016 and the period ended May 31, 2013. The statutes of limitations on Small Cap Growth Fund II’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the timing and recognition of partnership income and net operating losses were reclassified to the following accounts:

	Disciplined Small Cap Core Fund	Small Cap Growth Fund II
Undistributed (accumulated) net investment income (loss)	$39	$(605,849)
Undistributed net realized loss	$(39)	—
Undistributed net realized loss allocated from the Master Portfolio	—	$605,849

The tax character of distributions paid was as follows:
	Disciplined Small Cap Core Fund	Small Cap Growth Fund II
Ordinary income
5/31/16	$195,644	$4,397,306
5/31/15	$463,159	$11,168,366
Long-term capital gains
5/31/16	297,856	14,118,585
5/31/15	250,757	18,533,375
Total
5/31/16	$493,500	$18,515,891
5/31/15	$713,916	$29,701,741

36	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Disciplined Small Cap Core Fund	Small Cap Growth Fund II
Undistributed ordinary income	$ 14,264	—
Net unrealized gains[1]	777,284	$ 3,812,012
Qualified late-year losses [2]	(531,891)	(8,829,578)
Total	$ 259,657	$(5,017,566)
[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes for Disciplined Small Cap Core Fund were as follows:

Tax cost	$13,540,364
Gross unrealized appreciation	$1,208,531
Gross unrealized depreciation	(431,352)
Net unrealized appreciation	$777,179

9. Bank Borrowings:

The Trust/Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, Disciplined Small Cap Core Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by Disciplined Small Cap Core Fund may decline in response to certain events, including those directly involving the issuers of securities owned by Disciplined Small Cap Core Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, Disciplined Small Cap Core Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. Disciplined Small Cap Core Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose Disciplined Small Cap Core Fund to market, issuer and counterparty credit risks, consists principally of financial instruments and receivables due from counterparties. The extent of Disciplined Small Cap Core Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by Disciplined Small Cap Core Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to Disciplined Small Cap Core Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, Disciplined Small Cap Core Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts.

ANNUAL REPORT	MAY 31, 2016	37

Notes to Financial Statements (continued)

While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Disciplined Small Cap Core Fund.

Concentration Risk: As of period end, Disciplined Small Cap Core Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on Disciplined Small Cap Core Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2016		Year Ended May 31, 2015
Disciplined Small Cap Core Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	449,991	$4,546,708	5,401	$62,833
Shares issued in reinvestment of distributions	1,759	18,713	2,385	26,151
Shares redeemed	(749)	(7,861)	(2,843)	(33,145)

Net increase	451,001	$4,557,560	4,943	$55,839

Investor A
Shares sold	179,397	$1,863,594	172,856	$1,936,647
Shares issued in reinvestment of distributions	15,507	164,691	9,046	98,613
Shares redeemed	(126,477)	(1,219,888)	(24,615)	(275,559)

Net increase	68,427	$808,397	157,287	$1,759,701

Investor C
Shares sold	14,824	$160,501	22,030	$249,581
Shares issued in reinvestment of distributions	1,530	16,104	830	8,996
Shares redeemed	(2,825)	(29,590)	(4,534)	(49,199)

Net increase	13,529	$147,015	18,326	$209,378

	Period March 28, 2016[1] to May 31, 2016

Class K
Shares sold	20,243	$200,000	—	—
Shares redeemed	—	—	—	—

Net increase	20,243	$200,000	—	—

Total Net Increase	553,200	$5,712,972	180,556	$2,024,918

[1]	Commencement of operations.

38	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (concluded)

	Year Ended May 31, 2016		Year Ended May 31, 2015
Small Cap Growth Fund II	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,420,622	$17,733,067	1,357,054	$18,837,252
Shares issued in reinvestment of distributions	402,378	5,371,450	641,647	8,548,838
Shares redeemed	(1,868,344)	(23,256,927)	(2,089,980)	(29,234,714)

Net decrease	(45,344)	$(152,410)	(91,279)	$(1,848,624)

Investor A
Shares received from conversion[1]	10,222	$146,887	—	—
Shares sold and automatic conversion of shares	1,106,703	13,319,117	1,253,475	$16,515,474
Shares issued in reinvestment of distributions	492,795	6,190,518	747,480	9,406,206
Shares redeemed	(1,903,584)	(22,168,524)	(2,229,258)	(29,243,032)

Net decrease	(293,864)	$(2,512,002)	(228,303)	$(3,321,352)

Investor B
Shares sold	476	$5,459	7,715	$118,484
Shares issued in reinvestment of distributions	—	—	15,217	158,129
Shares converted[1]	(12,512)	(146,887)	—	—
Shares redeemed and automatic conversion of shares	(11,105)	(129,938)	(102,983)	(1,128,381)

Net decrease	(23,141)	$(271,366)	(80,051)	$(851,768)

Investor C
Shares sold	421,544	$3,924,237	556,168	$6,018,188
Shares issued in reinvestment of distributions	350,338	3,545,995	589,715	6,084,229
Shares redeemed	(1,077,568)	(10,066,102)	(1,113,071)	(11,963,035)

Net increase (decrease)	(305,686)	$(2,595,870)	32,812	$139,382

Class R
Shares sold	574,655	$6,181,331	473,726	$5,716,765
Shares issued in reinvestment of distributions	182,433	2,089,635	322,982	3,743,117
Shares redeemed	(793,333)	(8,571,554)	(1,141,216)	(13,877,880)

Net decrease	(36,245)	$(300,588)	(344,508)	$(4,417,998)

Total Net Decrease	(704,280)	$(5,832,236)	(711,329)	$(10,300,360)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

At May 31, 2016, 496,000 Institutional Shares, 2,000 Investor A Shares, 2,000 Investor C Shares and 20,243 Class K Shares of Disciplined Small Cap Core Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of Disciplined Small Cap Core Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MAY 31, 2016	39

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Disciplined Small Cap Core Fund and Board of Trustees of BlackRock FundsSM and the Shareholders of BlackRock Small Cap Growth Fund II and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Disciplined Small Cap Core Fund, including the schedule of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II (collectively, with BlackRock Disciplined Small Cap Core Fund, the “Funds”), as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial position of BlackRock Disciplined Small Cap Core Fund and BlackRock Small Cap Growth Fund II as of May 31, 2016, and as to BlackRock Disciplined Small Cap Core Fund the results of its operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, and financial highlights for the periods presented, and as to BlackRock Small Cap Growth Fund II the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 26, 2016

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended May 31, 2016:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Qualified Short-Term Capital Gains for Non-U.S. Residents[2]
Disciplined Small Cap Core Fund	7/16/15	70.25%	71.11%	60.40%
	12/14/15	43.10%	43.94%	62.40%
Small Cap Growth Fund II	7/16/15	54.56%	55.34%	100.00%
	12/14/15	36.56%	36.61%	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Disciplined Small Cap Core Fund distributed long-term capital gains of $0.120989 per share and $0.227845 per share and Small Cap Growth Fund II distributed long-term capital gains of $0.566704 per share and $0.299384 per share to shareholders of record on July 15, 2015 and December 10, 2015, respectively.

40	ANNUAL REPORT	MAY 31, 2016

Master Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of Period End

Ten Largest Holdings	Percent of Net Assets
Manhattan Associates, Inc.	2%
Prestige Brands Holdings, Inc.	2
Vail Resorts, Inc.	2
PS Business Parks, Inc.	2
Tessera Technologies, Inc.	2
Masimo Corp.	1
LogMeIn, Inc.	1
Aspen Technology, Inc.	1
ICU Medical, Inc.	1
Insperity, Inc.	1

Sector Allocation	Percent of Net Assets
Information Technology	26%
Health Care	24
Consumer Discretionary	17
Industrials	15
Financials	8
Materials	4
Consumer Staples	2
Energy	1
Telecommunication Services	1
Short-Term Securities	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	MAY 31, 2016	41

Schedule of Investments May 31, 2016	BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.0%
DigitalGlobe, Inc. (a)	16,508	$345,512
HEICO Corp., Class A	10,049	554,403
Vectrus, Inc. (a)	32,536	826,740

		1,726,655
Air Freight & Logistics — 0.9%
Hub Group, Inc., Class A (a)	36,615	1,465,332
Airlines — 0.5%
Hawaiian Holdings, Inc. (a)	17,795	719,986
JetBlue Airways Corp. (a)	5,064	90,798

		810,784
Auto Components — 2.3%
American Axle & Manufacturing Holdings, Inc. (a)	32,434	540,675
Cooper Tire & Rubber Co.	5,903	189,663
Cooper-Standard Holding, Inc. (a)	7,094	609,729
Drew Industries, Inc.	1,310	101,342
Horizon Global Corp. (a)	10,828	126,146
Lear Corp.	745	88,476
Tenneco, Inc. (a)	22,709	1,219,927
Tower International, Inc.	43,489	942,407

		3,818,365
Banks — 2.0%
Central Pacific Financial Corp.	47,299	1,133,757
Fidelity Southern Corp.	33,200	543,152
Great Western Bancorp, Inc.	1,863	63,379
Umpqua Holdings Corp.	65,595	1,048,864
Western Alliance Bancorp (a)	13,215	498,206
Wintrust Financial Corp.	1,836	97,804

		3,385,162
Beverages — 0.3%
Primo Water Corp. (a)	40,547	460,208
Biotechnology — 9.0%
ACADIA Pharmaceuticals, Inc. (a)	11,686	414,035
Acceleron Pharma, Inc. (a)	526	17,994
Achillion Pharmaceuticals, Inc. (a)	24,174	226,027
Acorda Therapeutics, Inc. (a)	13,775	391,899
Aduro Biotech, Inc. (a)	9,023	110,893
AMAG Pharmaceuticals, Inc. (a)	13,122	281,336
Amicus Therapeutics, Inc. (a)	5,158	36,519
Anacor Pharmaceuticals, Inc. (a)	7,065	701,555
Applied Genetic Technologies Corp. (a)	8,360	143,792
Ardelyx, Inc. (a)	11,104	101,602
ARIAD Pharmaceuticals, Inc. (a)	15,259	135,042
Array BioPharma, Inc. (a)	18,566	69,994
aTyr Pharma, Inc. (a)	44,542	147,434
Avexis, Inc. (a)	2,754	118,367
BioSpecifics Technologies Corp. (a)	4,505	169,073
Cara Therapeutics, Inc. (a)	10,845	70,059
Catalyst Pharmaceuticals, Inc. (a)	56,223	34,577
Cepheid, Inc. (a)	20,744	581,039
Cerulean Pharma, Inc. (a)	24,096	58,312
ChemoCentryx, Inc. (a)	34,391	185,367
China Biologic Products, Inc. (a)	252	29,726
Clovis Oncology, Inc. (a)	1,899	31,960

Common Stocks	Shares	Value
Biotechnology (continued)
Concert Pharmaceuticals, Inc. (a)	11,899	$158,376
Corvus Pharmaceuticals, Inc. (a)	6,197	87,068
Cytokinetics, Inc. (a)	19,856	161,826
Dyax Corp. — CVR (a)	35,077	38,935
Eagle Pharmaceuticals, Inc. (a)	2,218	105,422
Editas Medicine, Inc. (b)	1,261	46,770
Emergent BioSolutions, Inc. (a)	8,308	364,555
Enanta Pharmaceuticals, Inc. (a)	9,298	228,080
Enzon Pharmaceuticals, Inc.	116,013	45,941
EPIRUS Biopharmaceuticals, Inc. (a)	12,121	7,413
Exelixis, Inc. (a)	22,131	143,630
FibroGen, Inc. (a)	17,725	330,749
Five Prime Therapeutics, Inc. (a)	8,428	385,328
Flexion Therapeutics, Inc. (a)	6,251	109,017
Genomic Health, Inc. (a)	10,084	270,251
Halozyme Therapeutics, Inc. (a)	34,949	351,587
Ignyta, Inc. (a)	15,293	103,763
Immune Design Corp. (a)	10,534	132,202
ImmunoGen, Inc. (a)	8,129	45,848
Infinity Pharmaceuticals, Inc. (a)	8,849	46,900
Insys Therapeutics, Inc. (b)	10,256	160,506
Ionis Pharmaceuticals, Inc. (a)	724	16,428
Ironwood Pharmaceuticals, Inc. (a)	34,591	432,042
Kindred Biosciences, Inc. (a)	18,689	76,251
Kite Pharma, Inc. (a)	3,643	186,704
Ligand Pharmaceuticals, Inc. (a)	4,999	597,830
Lion Biotechnologies, Inc. (a)	6,278	37,040
MacroGenics, Inc. (a)	1,072	27,400
Merrimack Pharmaceuticals, Inc. (a)	9,903	66,053
MiMedx Group, Inc. (a)	41,794	328,919
Momenta Pharmaceuticals, Inc. (a)	10,755	126,694
Myriad Genetics, Inc. (a)	18,888	640,114
Neurocrine Biosciences, Inc. (a)	15,982	793,506
NewLink Genetics Corp. (a)	5,913	69,359
Novavax, Inc. (a)	27,998	170,508
Oncothyreon, Inc. (a)	24,464	28,378
Ophthotech Corp. (a)	7,238	388,681
OPKO Health, Inc. (b)	8,303	88,261
PDL BioPharma, Inc.	49,546	177,870
Peregrine Pharmaceuticals, Inc. (a)	103,560	43,682
Pfenex, Inc. (a)	8,818	61,373
Portola Pharmaceuticals, Inc. (a)	15,381	422,670
Progenics Pharmaceuticals, Inc. (a)	10,778	54,159
Prothena Corp. PLC (a)	3,544	172,026
PTC Therapeutics, Inc. (a)	12,837	104,750
Radius Health, Inc. (a)	2,569	93,152
Raptor Pharmaceutical Corp. (a)	41,554	229,794
Repligen Corp. (a)	13,219	316,727
Retrophin, Inc. (a)	11,899	211,564
Rigel Pharmaceuticals, Inc. (a)	77,587	200,174
Sangamo BioSciences, Inc. (a)	34,411	237,436
Sarepta Therapeutics, Inc. (b)	3,494	73,129
Strongbridge Biopharma PLC (a)	7,322	35,512
TESARO, Inc. (a)	1,618	74,913
Threshold Pharmaceuticals, Inc. (a)	54,537	25,496
Tobira Therapeutics, Inc. (b)	2,400	22,200
Tonix Pharmaceuticals Holding Corp. (a)	8,120	19,813
Trevena, Inc. (a)	21,473	157,182

Portfolio Abbreviations
ADR	American Depositary Receipts
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Biotechnology (continued)
Ultragenyx Pharmaceutical, Inc. (a)	5,717	$417,913
United Therapeutics Corp. (a)	892	106,210
Vanda Pharmaceuticals, Inc. (a)	13,049	135,710
Verastem, Inc. (a)	20,553	30,624
vTv Therapeutics, Inc., Class A (a)	9,148	54,522
Xencor, Inc. (a)	10,424	147,291
ZIOPHARM Oncology, Inc. (a)	19,262	150,051

		15,230,880
Building Products — 2.1%
Apogee Enterprises, Inc.	7,194	325,313
Continental Building Products, Inc. (a)	40,440	926,480
Gibraltar Industries, Inc. (a)	9,980	298,202
Insteel Industries, Inc.	9,503	263,423
Masonite International Corp. (a)	9,624	672,044
NCI Building Systems, Inc. (a)	5,125	82,513
Universal Forest Products, Inc.	11,064	928,712

		3,496,687
Capital Markets — 0.2%
BGC Partners, Inc., Class A	12,403	115,224
Westwood Holdings Group, Inc.	3,702	212,199

		327,423
Chemicals — 1.9%
Advanced Emissions Solutions, Inc. (a)	15,738	118,822
AgroFresh Solutions, Inc. (a)	15,993	80,285
Chemtura Corp. (a)	4,599	122,701
Innophos Holdings, Inc.	1,164	44,628
Innospec, Inc.	7,587	368,425
Koppers Holdings, Inc. (a)	5,853	148,139
Kraton Performance Polymers, Inc. (a)	995	27,054
OMNOVA Solutions, Inc. (a)	10,275	70,795
PolyOne Corp.	17,983	673,823
Sensient Technologies Corp.	1,367	93,257
Stepan Co.	12,735	734,682
Trinseo SA (a)	14,681	691,328

		3,173,939
Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	5,074	173,379
ARC Document Solutions, Inc. (a)	106,938	453,417
Herman Miller, Inc.	46,951	1,486,469
Interface, Inc.	11,370	192,835
Knoll, Inc.	56,674	1,406,649
Steelcase, Inc., Class A	6,640	105,974

		3,818,723
Communications Equipment — 1.8%
Calix, Inc. (a)	26,413	178,552
Ciena Corp. (a)	15,522	271,014
Infinera Corp. (a)	11,660	152,863
Ixia (a)	42,081	427,543
Lumentum Holdings, Inc. (a)	10,594	268,452
NETGEAR, Inc. (a)	8,321	374,445
PC-Tel, Inc.	8,560	38,606
Plantronics, Inc.	4,925	219,261
ShoreTel, Inc. (a)	99,965	659,769
Ubiquiti Networks, Inc. (a)	9,844	392,382

		2,982,887
Construction & Engineering — 1.1%
Comfort Systems U.S.A., Inc.	43,749	1,399,968
Dycom Industries, Inc. (a)	6,196	525,978

		1,925,946

Common Stocks	Shares	Value
Construction Materials — 0.3%
Headwaters, Inc. (a)	12,788	$242,844
Summit Materials, Inc., Class A (a)	15,479	336,668

		579,512
Consumer Finance — 0.3%
Consumer Portfolio Services, Inc. (a)	43,968	171,915
Emergent Capital, Inc. (a)	74,474	297,896
Enova International, Inc. (a)	4,185	30,467
Nicholas Financial, Inc. (a)	800	8,640

		508,918
Containers & Packaging — 0.6%
Berry Plastics Group, Inc. (a)	14,084	551,670
Greif, Inc., Class A	11,900	426,734

		978,404
Distributors — 0.4%
Core-Mark Holding Co., Inc.	7,325	627,167
Pool Corp.	626	57,323

		684,490
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. (a)	1,331	86,235
Collectors Universe, Inc.	15,213	296,045
Grand Canyon Education, Inc. (a)	1,083	45,226
K12, Inc. (a)	18,645	221,316
Regis Corp. (a)	3,741	48,783
Weight Watchers International, Inc. (b)	5,249	79,575

		777,180
Diversified Financial Services — 0.0%
MarketAxess Holdings, Inc.	152	21,271
Marlin Business Services Corp.	4,288	65,006

		86,277
Diversified Telecommunication Services — 0.4%
FairPoint Communications, Inc. (a)	6,147	83,292
Inteliquent, Inc.	36,669	613,106

		696,398
Electric Utilities — 0.1%
IDACORP, Inc.	934	68,378
Spark Energy, Inc., Class A	1,044	31,414

		99,792
Electrical Equipment — 0.2%
Encore Wire Corp.	2,345	91,432
Energy Focus, Inc. (a)	1,825	11,461
LSI Industries, Inc.	24,082	268,514

		371,407
Electronic Equipment, Instruments & Components — 2.3%
Belden, Inc.	6,590	426,175
Benchmark Electronics, Inc. (a)	6,297	130,537
Coherent, Inc. (a)	1,563	147,891
Fabrinet (a)	7,441	264,156
FEI Co.	6,308	677,795
II-VI, Inc. (a)	6,180	125,948
Littelfuse, Inc.	2,738	313,583
PC Connection, Inc.	498	11,449
Rofin-Sinar Technologies, Inc. (a)	694	22,173
Sanmina Corp. (a)	36,258	971,352
SYNNEX Corp.	1,704	155,234
Tech Data Corp. (a)	8,938	675,445
Vishay Precision Group, Inc. (a)	2,698	36,450

		3,958,188

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	43

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Energy Equipment & Services — 0.3%
Archrock, Inc.	25,553	$194,969
Aspen Aerogels, Inc. (a)	10,192	40,870
Exterran Corp. (a)	9,635	120,727
Matrix Service Co. (a)	5,452	90,340
PHI, Inc. (a)	1,288	22,025

		468,931
Food & Staples Retailing — 0.7%
Casey’s General Stores, Inc.	8,626	1,036,931
Ingles Markets, Inc., Class A	1,447	53,944
Performance Food Group Co. (a)	5,869	145,727

		1,236,602
Food Products — 0.9%
Amplify Snack Brands, Inc. (a)	2,409	31,437
Cal-Maine Foods, Inc. (b)	17,193	765,089
Dean Foods Co.	35,422	647,514
J&J Snack Foods Corp.	343	36,187

		1,480,227
Gas Utilities — 0.1%
Southwest Gas Corp.	2,169	150,594
Health Care Equipment & Supplies — 6.1%
ABIOMED, Inc. (a)	3,509	348,479
AngioDynamics, Inc. (a)	7,112	85,415
Anika Therapeutics, Inc. (a)	4,804	227,325
Atrion Corp.	130	51,055
Cantel Medical Corp.	9,446	627,498
Cutera, Inc. (a)	245	2,568
Cynosure, Inc., Class A (a)	7,904	377,574
ICU Medical, Inc. (a)	16,181	1,682,662
Insulet Corp. (a)	3,526	105,851
iRadimed Corp. (a)	1,704	31,592
LeMaitre Vascular, Inc.	3,872	54,092
LivaNova PLC (a)	2,754	134,423
Masimo Corp. (a)	44,321	2,204,527
Merit Medical Systems, Inc. (a)	18,578	348,709
NuVasive, Inc. (a)	14,479	787,223
NxStage Medical, Inc. (a)	4,983	94,179
Orthofix International NV (a)	5,123	226,590
RTI Surgical, Inc. (a)	148,808	561,006
SeaSpine Holdings Corp. (a)	19,080	190,418
STERIS PLC	12,596	874,540
SurModics, Inc. (a)	13,088	288,460
Symmetry Surgical, Inc. (a)	6,272	81,285
West Pharmaceutical Services, Inc.	12,084	907,267

		10,292,738
Health Care Providers & Services — 3.9%
Air Methods Corp. (a)	4,875	165,116
Alliance HealthCare Services, Inc. (a)	7,018	50,881
American Renal Associates Holdings, Inc. (a)	4,837	135,388
AMN Healthcare Services, Inc. (a)	36,044	1,345,883
Amsurg Corp. (a)	813	60,804
BioTelemetry, Inc. (a)	9,525	165,926
Capital Senior Living Corp. (a)	13,670	250,024
Chemed Corp.	196	25,560
Cross Country Healthcare, Inc. (a)	1,351	18,401
Diplomat Pharmacy, Inc. (a)	9,218	300,322
ExamWorks Group, Inc. (a)	4,351	151,893
Five Star Quality Care, Inc. (a)	61,307	123,227
Hanger, Inc. (a)	3,678	23,650
HealthSouth Corp.	17,410	701,971
LHC Group, Inc. (a)	1,237	51,954
Molina Healthcare, Inc. (a)	9,443	457,324
National HealthCare Corp.	3,398	210,438

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Owens & Minor, Inc.	6,667	$248,612
Surgical Care Affiliates, Inc. (a)	12,915	578,205
Team Health Holdings, Inc. (a)	11,447	549,113
U.S. Physical Therapy, Inc.	372	21,490
WellCare Health Plans, Inc. (a)	9,315	944,727

		6,580,909
Health Care Technology — 0.3%
Medidata Solutions, Inc. (a)	5,544	254,691
Omnicell, Inc. (a)	3,769	121,927
Vocera Communications, Inc. (a)	4,608	53,222

		429,840
Hotels, Restaurants & Leisure — 5.6%
BJ’s Restaurants, Inc. (a)	2,898	129,830
Bloomin’ Brands, Inc.	16,325	310,991
Bravo Brio Restaurant Group, Inc. (a)	14,337	106,381
Carrols Restaurant Group, Inc. (a)	15,288	185,291
Century Casinos, Inc. (a)	20,381	116,172
Cheesecake Factory, Inc.	30,361	1,514,103
Chuy’s Holdings, Inc. (a)	561	18,485
Cracker Barrel Old Country Store, Inc.	7,099	1,075,357
Dave & Buster’s Entertainment, Inc. (a)	12,123	473,161
Denny’s Corp. (a)	3,663	39,304
Eldorado Resorts, Inc. (a)	23,343	347,811
Intrawest Resorts Holdings, Inc. (a)	21,675	235,607
Isle of Capri Casinos, Inc. (a)	31,501	500,551
J. Alexander’s Holdings, Inc. (a)	24,854	258,482
Papa John’s International, Inc.	8,172	517,614
Red Robin Gourmet Burgers, Inc. (a)	1,006	51,014
Ruth’s Hospitality Group, Inc.	1,303	21,643
SeaWorld Entertainment, Inc.	4,535	79,181
Texas Roadhouse, Inc.	5,973	267,650
Vail Resorts, Inc.	23,914	3,138,713

		9,387,341
Household Durables — 0.6%
Ethan Allen Interiors, Inc.	1,907	64,399
Installed Building Products, Inc. (a)	2,616	87,453
La-Z-Boy, Inc.	24,493	648,575
LGI Homes, Inc. (b)	3,014	81,438
ZAGG, Inc. (a)	41,411	200,429

		1,082,294
Household Products — 0.0%
Central Garden & Pet Co., Class A (a)	4,522	82,436
Insurance — 0.5%
American Equity Investment Life Holding Co.	6,390	103,582
CNO Financial Group, Inc.	4,012	81,403
Hallmark Financial Services, Inc. (a)	6,947	67,872
National General Holdings Corp.	3,173	65,776
State National Cos., Inc.	12,299	132,460
Universal Insurance Holdings, Inc.	16,234	315,589

		766,682
Internet & Catalog Retail — 0.4%
1-800-Flowers.com, Inc., Class A (a)	11,329	91,312
Liberty TripAdvisor Holdings, Inc., Class A (a)	6,888	158,217
Shutterfly, Inc. (a)	8,865	428,180

		677,709
Internet Software & Services — 4.3%
Apigee Corp. (a)	4,319	46,775
Bankrate, Inc. (a)	21,942	199,453
Brightcove, Inc. (a)	6,588	44,140
Carbonite, Inc. (a)	4,050	37,422
Cvent, Inc. (a)	4,843	173,428

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Internet Software & Services (continued)
EarthLink Holdings Corp.	85,477	$560,729
Everyday Health, Inc. (a)	6,685	44,990
Five9, Inc. (a)	11,454	116,716
IntraLinks Holdings, Inc. (a)	4,891	38,345
j2 Global, Inc.	7,875	527,389
Limelight Networks, Inc. (a)	112,423	164,138
LogMeIn, Inc. (a)	34,777	2,130,787
NIC, Inc.	20,395	404,841
QuinStreet, Inc. (a)	194,009	717,833
SciQuest, Inc. (a)	3,223	56,854
Support.com, Inc. (a)	48,921	38,648
United Online, Inc. (a)	6,179	67,536
Web.com Group, Inc. (a)	62,291	1,057,078
Wix.com Ltd. (a)	3,591	99,327
XO Group, Inc. (a)	42,647	722,014

		7,248,443
IT Services — 2.8%
CACI International, Inc., Class A (a)	2,357	237,515
Convergys Corp.	1,301	36,675
CSG Systems International, Inc.	5,400	229,554
Datalink Corp. (a)	35,033	282,716
Euronet Worldwide, Inc. (a)	12,922	1,031,305
Everi Holdings, Inc. (a)	88,057	125,922
ExlService Holdings, Inc. (a)	7,095	367,521
Global Payments, Inc.	5,026	390,470
Hackett Group, Inc.	6,389	93,407
Higher One Holdings, Inc. (a)	7,054	26,523
Lionbridge Technologies, Inc. (a)	65,812	286,282
Net 1 UEPS Technologies, Inc. (a)	34,183	375,671
Planet Payment, Inc. (a)	20,262	87,329
Science Applications International Corp.	17,622	961,633
Travelport Worldwide Ltd.	15,759	208,649

		4,741,172
Leisure Products — 1.1%
Brunswick Corp.	22,334	1,069,129
Johnson Outdoors, Inc., Class A	3,260	85,934
MCBC Holdings, Inc. (a)	915	14,073
Nautilus, Inc. (a)	36,995	763,207

		1,932,343
Life Sciences Tools & Services — 1.5%
Cambrex Corp. (a)	12,463	609,565
Harvard Bioscience, Inc. (a)	37,642	137,393
INC Research Holdings, Inc., Class A (a)	19,089	830,562
PAREXEL International Corp. (a)	10,918	686,633
PRA Health Sciences, Inc. (a)	7,203	340,198

		2,604,351
Machinery — 3.3%
Briggs & Stratton Corp.	13,585	303,217
Commercial Vehicle Group, Inc. (a)	18,240	67,488
Federal Signal Corp.	1,329	17,290
Global Brass & Copper Holdings, Inc.	37,216	1,015,625
Greenbrier Cos., Inc.	22,438	643,971
Hyster-Yale Materials Handling, Inc.	2,039	125,011
John Bean Technologies Corp.	19,348	1,174,037
Luxfer Holdings PLC - ADR	83,500	1,103,870
SPX Corp.	6,178	102,369
Supreme Industries, Inc., Class A	6,550	86,460
Wabash National Corp. (a)	68,345	969,132

		5,608,470
Marine — 0.3%
Matson, Inc.	16,111	536,980

Common Stocks	Shares	Value
Media — 0.7%
Entercom Communications Corp., Class A (a)	9,874	$125,400
Gray Television, Inc. (a)	20,784	245,667
Harte-Hanks, Inc.	88,092	87,114
IMAX Corp. (a)	2,830	94,352
Nexstar Broadcasting Group, Inc., Class A	1,288	68,547
Sinclair Broadcast Group, Inc., Class A	12,447	393,699
Tribune Publishing Co.	10,796	126,529

		1,141,308
Metals & Mining — 0.4%
Coeur Mining, Inc. (a)	2,370	17,846
Hecla Mining Co.	45,257	183,743
Worthington Industries, Inc.	13,762	514,148

		715,737
Multiline Retail — 0.4%
Big Lots, Inc.	14,578	762,429
Oil, Gas & Consumable Fuels — 1.1%
DHT Holdings, Inc. (a)	77,843	425,023
Evolution Petroleum Corp.	28,131	157,252
Gener8 Maritime, Inc. (a)	49,324	356,613
Matador Resources Co. (a)	3,753	85,268
Nordic American Tankers Ltd. (b)	14,096	216,656
Parsley Energy, Inc., Class A (a)	9,257	241,330
PDC Energy, Inc. (a)	1,287	74,710
Scorpio Tankers, Inc. (a)	30,231	177,758
Western Refining, Inc.	7,174	152,376

		1,886,986
Paper & Forest Products — 0.6%
Boise Cascade Co. (a)	10,274	235,891
Clearwater Paper Corp. (a)	11,101	695,034
Neenah Paper, Inc.	524	36,360

		967,285
Personal Products — 0.2%
Natural Health Trends Corp. (b)	1,235	36,865
USANA Health Sciences, Inc. (a)	2,122	256,019

		292,884
Pharmaceuticals — 3.6%
Catalent, Inc. (a)	9,874	277,657
Durata Therapeutics, Inc. - CVR	1,930	309
Flex Pharma, Inc. (a)	3,150	39,407
Impax Laboratories, Inc. (a)	13,247	452,385
Innoviva, Inc.	11,569	130,498
Juniper Pharmaceuticals, Inc. (a)	24,958	172,460
Lannett Co., Inc. (a)	5,626	137,218
Marinus Pharmaceuticals, Inc. (a)	6,801	38,086
Pacira Pharmaceuticals, Inc. (a)	2,219	103,206
Phibro Animal Health Corp., Class A	1,796	34,106
Prestige Brands Holdings, Inc. (a)	59,894	3,236,672
Sagent Pharmaceuticals, Inc. (a)	21,446	277,511
SciClone Pharmaceuticals, Inc. (a)	65,171	922,170
Sucampo Pharmaceuticals, Inc., Class A (a)	21,652	254,628

		6,076,313
Professional Services — 2.4%
Insperity, Inc.	21,402	1,540,302
Kforce, Inc.	50,192	938,590
On Assignment, Inc. (a)	8,905	335,451
RPX Corp. (a)	119,316	1,199,126
TrueBlue, Inc. (a)	4,981	98,674

		4,112,143
Real Estate Investment Trusts (REITs) — 3.4%
American Assets Trust, Inc.	6,842	273,748

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	45

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Chatham Lodging Trust	24,524	$531,926
CubeSmart	14,891	474,129
FelCor Lodging Trust, Inc.	5,541	36,626
Hersha Hospitality Trust	5,434	96,290
InfraREIT, Inc. (a)	19,137	328,582
PS Business Parks, Inc.	25,559	2,523,440
RLJ Lodging Trust	49,296	1,010,075
Ryman Hospitality Properties, Inc.	4,591	225,234
Sovran Self Storage, Inc.	1,255	135,879
Summit Hotel Properties, Inc.	1,318	15,421
Sunstone Hotel Investors, Inc.	8,553	102,978

		5,754,328
Real Estate Management & Development — 0.6%
AV Homes, Inc. (a)	2,413	30,307
Marcus & Millichap, Inc. (a)	30,126	765,803
RE/MAX Holdings, Inc., Class A	1,122	45,318
RMR Group, Inc., Class A (a)	4,269	126,533

		967,961
Road & Rail — 0.2%
ArcBest Corp.	1,225	21,107
Roadrunner Transportation Systems, Inc. (a)	7,230	58,202
YRC Worldwide, Inc. (a)	21,151	194,801

		274,110
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Energy Industries, Inc. (a)	4,568	174,361
Advanced Micro Devices, Inc. (a)	14,938	68,267
Alpha & Omega Semiconductor Ltd. (a)	25,847	353,845
Ambarella, Inc. (a)	1,806	74,660
Axcelis Technologies, Inc. (a)	8,802	23,765
Cascade Microtech, Inc. (a)	16,176	334,520
Cavium, Inc. (a)	770	38,308
Cirrus Logic, Inc. (a)	11,588	417,168
Inphi Corp. (a)	3,203	99,902
Integrated Device Technology, Inc. (a)	48,739	1,138,056
MaxLinear, Inc., Class A (a)	33,372	691,468
Microsemi Corp. (a)	38,077	1,288,145
NeoPhotonics Corp. (a)	7,704	69,413
Power Integrations, Inc.	539	26,891
Synaptics, Inc. (a)	4,530	307,270
Tessera Technologies, Inc.	74,438	2,402,114

		7,508,153
Software — 8.9%
A10 Networks, Inc. (a)	15,425	99,645
Aspen Technology, Inc. (a)	49,653	1,892,772
AVG Technologies NV (a)	18,935	363,931
Ellie Mae, Inc. (a)	5,887	498,688
Exa Corp. (a)	13,614	164,729
Fair Isaac Corp.	3,242	361,256
Fleetmatics Group PLC (a)	8,618	352,476
Gigamon, Inc. (a)	27,882	868,524
Guidewire Software, Inc. (a)	3,484	204,511
Imperva, Inc. (a)	8,614	328,883
Infoblox, Inc. (a)	40,740	766,319
Manhattan Associates, Inc. (a)	51,941	3,424,470
MicroStrategy, Inc., Class A (a)	5,414	1,009,928
Monotype Imaging Holdings, Inc.	23,881	570,278
Pegasystems, Inc.	30,987	817,127
Proofpoint, Inc. (a)	6,881	403,364
Qlik Technologies, Inc. (a)	12,830	368,221
Rubicon Project, Inc. (a)	951	13,932
Silver Spring Networks, Inc. (a)	3,246	42,360
Synchronoss Technologies, Inc. (a)	11,515	406,134
Take-Two Interactive Software, Inc. (a)	32,395	1,260,489

Common Stocks	Shares	Value
Software (continued)
TiVo, Inc. (a)	40,018	$398,179
Verint Systems, Inc. (a)	8,751	288,695
Zix Corp. (a)	48,143	193,535

		15,098,446
Specialty Retail — 3.7%
Aaron’s, Inc. (a)	21,884	549,288
American Eagle Outfitters, Inc.	47,543	743,573
Asbury Automotive Group, Inc. (a)	9,785	548,939
Burlington Stores, Inc. (a)	23,328	1,408,078
Chico’s FAS, Inc.	49,085	532,572
Children’s Place, Inc.	4,613	325,124
Citi Trends, Inc.	5,617	87,344
Express, Inc. (a)	54,504	792,488
Francesca’s Holdings Corp. (a)	6,729	70,116
Group 1 Automotive, Inc.	6,906	429,415
Haverty Furniture Cos., Inc.	9,098	169,132
Lithia Motors, Inc., Class A	1,888	155,458
New York & Co., Inc. (a)	21,065	37,074
Sonic Automotive, Inc., Class A	15,701	280,420
Stage Stores, Inc.	11,281	62,384
TravelCenters of America LLC (a)	11,527	81,496

		6,272,901
Technology Hardware, Storage & Peripherals — 0.5%
Avid Technology, Inc. (a)	21,096	125,521
Cray, Inc. (a)	618	20,592
Electronics for Imaging, Inc. (a)	5,068	222,130
Immersion Corp. (a)	22,452	143,693
Quantum Corp. (a)	415,176	158,473
Super Micro Computer, Inc. (a)	4,780	125,427

		795,836
Textiles, Apparel & Luxury Goods — 1.5%
Columbia Sportswear Co.	2,386	126,864
Culp, Inc.	36,952	1,015,810
Deckers Outdoor Corp. (a)	2,410	126,742
Delta Apparel, Inc. (a)	541	11,112
Oxford Industries, Inc.	6,254	396,316
Skechers U.S.A., Inc., Class A (a)	26,082	812,976
Steven Madden Ltd. (a)	1,575	54,038

		2,543,858
Thrifts & Mortgage Finance — 1.3%
Essent Group Ltd. (a)	1,118	24,439
EverBank Financial Corp.	80,291	1,230,058
First Defiance Financial Corp.	4,638	187,236
Flagstar Bancorp, Inc. (a)	25,022	606,533
MGIC Investment Corp. (a)	8,352	58,882
United Community Financial Corp.	2,703	16,461

		2,123,609
Tobacco — 0.3%
Vector Group Ltd.	23,408	502,570
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc. (a)	966	41,683
CAI International, Inc. (a)	10,014	76,908
Neff Corp., Class A (a)	9,938	92,125

		210,716
Water Utilities — 0.0%
California Water Service Group	2	58

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.0%
Leap Wireless International, Inc. — CVR (a)	3,374	$8,502
Total Common Stocks — 97.5%		164,687,752

Preferred Stocks
Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0) (a)(c)	2,066	15
Series 8 (Acquired 8/31/15, cost $294,992) (a)(c)	49,410	361

		376
Software — 0.8%
Illumio Inc., Series C (Acquired 3/10/15, cost $250,317) (a)(c)	77,790	208,291
MongoDB:
Series C (Acquired 12/19/13, cost $379,504) (a)(c)	15,128	308,762
Series D (Acquired 12/19/13, cost $118,056) (a)(c)	4,706	96,049
Series E (Acquired 12/19/13, cost $4,168) (a)(c)	166	3,388
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $500,000) (a)(c)	81,566	782,218

		1,398,708
Total Preferred Stocks — 0.8%		1,399,084

		Value
Total Long-Term Investments (Cost — $160,378,984) — 98.3%		$166,086,836

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.39% (d)(e)	1,508,954	1,508,954

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.60% (d)(e)(f)	$1,601	1,600,704
Total Short-Term Securities (Cost — $3,109,658) — 1.8%		3,109,658
Total Investments (Cost — $163,488,642) — 100.1%		169,196,494
Liabilities in Excess of Other Assets — (0.1)%		(224,619)

Net Assets — 100.0%		$168,971,875

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Master Portfolio held restricted securities with a current value of $1,399,084 and an original cost of $1,547,037, which was 0.8% of its net assets.

(d)	During the year ended May 31, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at May 31, 2015	Net Activity	Shares/ Beneficial Interest Held at May 31, 2016	Value at May 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,469,135	(960,181)	1,508,954	$1,508,954	$3,997		$37
BlackRock Liquidity Series, LLC, Money Market Series	$3,200,215	$(1,599,511)	$1,600,704	1,600,704	203,553	[1]	—
Total				$3,109,658	$207,550		$37

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	47

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
30	Russell 2000 Mini Index	June 2016	$3,460,200	$60,759

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$60,759	—	—	—	$60,759

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended May 31, 2016, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(138,578)	—	—	—	$(138,578)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 69,256	—	—	—	$ 69,256

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts - long	$2,311,928

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,726,655	—	—	$1,726,655
Air Freight & Logistics	1,465,332	—	—	1,465,332
Airlines	810,784	—	—	810,784
Auto Components	3,818,365	—	—	3,818,365
Banks	3,385,162	—	—	3,385,162
Beverages	460,208	—	—	460,208
Biotechnology	15,191,945	—	$38,935	15,230,880
Building Products	3,496,687	—	—	3,496,687
Capital Markets	327,423	—	—	327,423
Chemicals	3,173,939	—	—	3,173,939
Commercial Services & Supplies	3,818,723	—	—	3,818,723
Communications Equipment	2,982,887	—	—	2,982,887

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

	Level 1	Level 2	Level 3	Total
Construction & Engineering	$1,925,946	—	—	$1,925,946
Construction Materials	579,512	—	—	579,512
Consumer Finance	508,918	—	—	508,918
Containers & Packaging	978,404	—	—	978,404
Distributors	684,490	—	—	684,490
Diversified Consumer Services	777,180	—	—	777,180
Diversified Financial Services	86,277	—	—	86,277
Diversified Telecommunication Services	696,398	—	—	696,398
Electric Utilities	99,792	—	—	99,792
Electrical Equipment	371,407	—	—	371,407
Electronic Equipment, Instruments & Components	3,958,188	—	—	3,958,188
Energy Equipment & Services	468,931	—	—	468,931
Food & Staples Retailing	1,236,602	—	—	1,236,602
Food Products	1,480,227	—	—	1,480,227
Gas Utilities	150,594	—	—	150,594
Health Care Equipment & Supplies	10,292,738	—	—	10,292,738
Health Care Providers & Services	6,580,909	—	—	6,580,909
Health Care Technology	429,840	—	—	429,840
Hotels, Restaurants & Leisure	9,387,341	—	—	9,387,341
Household Durables	1,082,294	—	—	1,082,294
Household Products	82,436	—	—	82,436
Insurance	766,682	—	—	766,682
Internet & Catalog Retail	677,709	—	—	677,709
Internet Software & Services	7,248,443	—	—	7,248,443
IT Services	4,741,172	—	—	4,741,172
Leisure Products	1,932,343	—	—	1,932,343
Life Sciences Tools & Services	2,604,351	—	—	2,604,351
Machinery	5,608,470	—	—	5,608,470
Marine	536,980	—	—	536,980
Media	1,141,308	—	—	1,141,308
Metals & Mining	715,737	—	—	715,737
Multiline Retail	762,429	—	—	762,429
Oil, Gas & Consumable Fuels	1,886,986	—	—	1,886,986
Paper & Forest Products	967,285	—	—	967,285
Personal Products	292,884	—	—	292,884
Pharmaceuticals	6,076,004	—	$309	6,076,313
Professional Services	4,112,143	—	—	4,112,143
Real Estate Investment Trusts (REITs)	5,754,328	—	—	5,754,328
Real Estate Management & Development	967,961	—	—	967,961
Road & Rail	274,110	—	—	274,110
Semiconductors & Semiconductor Equipment	7,508,153	—	—	7,508,153
Software	15,098,446	—	—	15,098,446
Specialty Retail	6,272,901	—	—	6,272,901
Technology Hardware, Storage & Peripherals	795,836	—	—	795,836
Textiles, Apparel & Luxury Goods	2,543,858	—	—	2,543,858
Thrifts & Mortgage Finance	2,123,609	—	—	2,123,609
Tobacco	502,570	—	—	502,570
Trading Companies & Distributors	210,716	—	—	210,716
Water Utilities	58	—	—	58
Wireless Telecommunication Services	—	—	8,502	8,502
Preferred Stocks	—	—	1,399,084	1,399,084
Short-Term Securities	1,508,954	$1,600,704	—	3,109,658

Total	$166,148,960	$1,600,704	$1,446,830	$169,196,494

Derivative Financial Instruments[1]
Assets:
Equity contracts	$60,759	—	—	$60,759

[1] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	49

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$13,131	—	—	$13,131
Cash pledged for futures contracts	81,200	—	—	81,200
Liabilities:
Collateral on securities loaned at value	—	$(1,600,704)	—	(1,600,704)

Total	$94,331	$(1,600,704)	—	$(1,506,373)

During the year ended May 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2016

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

May 31, 2016

Assets
Investments at value — unaffiliated (including securities loaned at value of $ 1,488,817) (cost — $ 160,378,984)	$166,086,836
Investments at value — affiliated (cost — $ 3,109,658)	3,109,658
Cash	13,131
Cash pledged for futures contracts	81,200
Receivables:
Investments sold	3,669,634
Securities lending income — affiliated	22,358
Dividends	94,559
Variation margin on futures contracts	4,750
Prepaid expenses	412

Total assets	173,082,538

Liabilities
Collateral on securities loaned at value	1,600,704
Payables:
Investments purchased	1,809,758
Directors’ fees	2,570
Investment advisory fees	75,380
Other accrued expenses	95,652
Other affiliates	871
Withdrawals to investors	525,728

Total liabilities	4,110,663

Net Assets	$168,971,875

Net Assets Consist of
Investors’ capital	$163,203,264
Net unrealized appreciation (depreciation)	5,768,611

Net Assets	$168,971,875

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	51

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Year Ended May 31, 2016

Investment Income
Dividends — unaffiliated	$1,658,521
Securities lending — affiliated — net	203,553
Dividends — affiliated	3,997

Total income	1,866,071

Expenses
Investment advisory	1,314,342
Custodian	73,786
Professional	53,081
Accounting services	47,180
Directors	14,295
Printing	2,996
Miscellaneous	23,107

Total expenses	1,528,787
Less fees waived by the Manager	(302,614)

Total expenses after fees waived	1,226,173

Net investment income	639,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(737,820)
Capital gain distributions received from affiliated investment companies	37
Futures contracts	(138,578)

(876,361)

Net change in unrealized appreciation (depreciation) on:
Investments	(24,049,485)
Futures contracts	69,256

(23,980,229)

Net realized and unrealized loss	(24,856,590)

Net Decrease in Net Assets Resulting from Operations	$(24,216,692)

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2016

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

	Year Ended May 31,
Decrease in Net Assets:	2016	2015

Operations
Net investment income	$639,898	$526,907
Net realized gain (loss)	(876,361)	19,291,678
Net change in unrealized appreciation (depreciation)	(23,980,229)	9,638,941

Net increase (decrease) in net assets resulting from operations	(24,216,692)	29,457,526

Capital Transactions
Proceeds from contributions	41,163,211	47,206,163
Value of withdrawals	(67,318,425)	(89,207,603)

Net decrease in net assets derived from capital transactions	(26,155,214)	(42,001,440)

Net Assets
Total decrease in net assets	(50,371,906)	(12,543,914)
Beginning of year	219,343,781	231,887,695

End of year	$168,971,875	$219,343,781

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Year Ended May 31,
	2016	2015	2014	2013	2012

Total Return
Total return	(11.09)%	14.11%	22.22%	31.47%	(13.48)%

Ratios to Average Net Assets
Total expenses	0.81%	0.79%	0.80%	0.79%	0.77%

Total expenses after fees waived	0.65%	0.63%	0.64%	0.77%	0.77%

Net investment income (loss)	0.34%	0.23%	0.10%	0.47%	(0.32)%

Supplemental Data
Net assets, end of year (000)	$168,972	$219,344	$231,888	$216,189	$216,838

Portfolio turnover rate	115%	140%	152%	165%	143%

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	53

Notes to Financial Statements	BlackRock Master Small Cap Growth Portfolio

1. Organization:

BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Indemnification: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

54	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

•

The Master Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Master Portfolio’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

ANNUAL REPORT	MAY 31, 2016	55

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$ 53,400	$ (53,400)	—
Deutsche Bank Securities, Inc	94,400	(94,400)	—
Goldman Sachs & Co	297,575	(297,575)	—
Merrill Lynch, Pierce, Fenner & Smith	300,549	(300,549)	—
Morgan Stanley & Co. LLC.	495,018	(495,018)	—
National Financial Services LLC	102,350	(102,350)	—
SG Americas Securities LLC	64,864	(64,864)	—
UBS Securities LLC	80,661	(80,661)	—

Total	$1,488,817	$(1,488,817)	—

[1]

Collateral with a value of $1,600,704 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

56	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee, which is determined by calculating a percentage of the Master Portfolio’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.70%
$1 Billion - $3 Billion	0.66%
$3 Billion - $5 Billion	0.63%
$5 Billion - $10 Billion	0.61%
Greater than $10 Billion	0.60%

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Master Portfolio, has contractually agreed to waive 0.16% of its investment advisory fees as a percentage of the Master Portfolio’s average daily net assets until October 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent Directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended May 31, 2016, the Manager waived $300,421 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations.

The Manager, with respect to the Master Portfolio, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the year ended May 31, 2016, the amount waived was $2,193.

For the year ended May 31, 2016, the Master Portfolio reimbursed the Manager $2,118 for certain accounting services, which is included in accounting services in the Statement of Operations.

ANNUAL REPORT	MAY 31, 2016	57

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities onloan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remitsa remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended May 31, 2016, the Master Portfolio paid BIM $48,480 for securities lending agent services.

Officer and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

7. Purchases and Sales:

For the year ended May 31, 2016, purchases and sales of investments, excluding short-term securities, were $214,501,131 and $240,072,957, respectively.

8. Income Tax Information:

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of May 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$165,392,406

Gross unrealized appreciation	$ 18,452,009
Gross unrealized depreciation	(14,647,921)

Net unrealized appreciation	$ 3,804,088

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum

58	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/ or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Master Portfolio invested a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MAY 31, 2016	59

Report of Independent Registered Public Accounting Firm	BlackRock Master Small Cap Growth Portfolio

To the Investor of BlackRock Master Small Cap Growth Portfolio and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Growth Portfolio (the “Master LLC”) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 26, 2016

60	ANNUAL REPORT	MAY 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 and May 18-20, 2016 to consider the approval of the Trust’s investment advisory agreement (the “Trust Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Disciplined Small Cap Core Fund (“Disciplined Small Cap Core Fund”), a portfolio of the Trust.

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met in person on April 21, 2016 and May 18-20, 2016 to consider the approval of the Master LLC’s investment advisory agreement (the “Master LLC Advisory Agreement”) with the Manager, the Master LLC’s investment advisor, on behalf of BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of the Master LLC. BlackRock Small Cap Growth Fund II (“Small Cap Growth Fund II”), a series of BlackRock Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Master LLC Advisory Agreement.

Disciplined Small Cap Core Fund, Small Cap Growth Fund II, the Master LLC (with respect to the Master Portfolio) and the Corporation (with respect to Small Cap Growth Fund II) are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Master LLC Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust, the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” (b) the shareholders of Disciplined Small Cap Core Fund and Small Cap Growth Fund II and the interest holders of the Master Portfolio are referred to as “shareholders;” and (c) the meetings held on April 21, 2016 are referred to as the “April Meeting” and the meetings held on May 18-20, 2016 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

ANNUAL REPORT	MAY 31, 2016	61

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable, as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding the shares of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, (a) the Board of the Trust, including the Independent Board Members, approved the continuation of the Trust Advisory Agreement between the Manager and the Trust with respect to Disciplined Small Cap Core Fund for a one-year term ending June 30, 2017; and (b) the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2017. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Portfolio and found the Master LLC Advisory Agreement to be satisfactory. In approving the continuation of the pertinent Agreement, each Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the costs of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable, to investors compared to the costs of the relevant Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the applicable Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

62	ANNUAL REPORT	MAY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of Disciplined Small Cap Core Fund and the Master Portfolio and Small Cap Growth Fund II, as applicable. The Boards of each of the Master LLC and the Corporation noted that Small Cap Growth Fund II’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the performance of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as applicable. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with their review, the Boards received and reviewed information regarding the investment performance of Disciplined Small Cap Core Fund and Small Cap Growth Fund II as compared to other funds in the Fund’s applicable Broadridge category. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically meet with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund, throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of the Trust noted that for the one-year and since-inception periods reported Disciplined Small Cap Core Fund ranked in the second and first quartiles, respectively, against its Broadridge Performance Universe.

The Boards of each of the Master LLC and the Corporation noted that for each of the one-, three- and five-year periods reported, Small Cap Growth Fund II ranked in the third quartile against its Broadridge Performance Universe. These Boards and BlackRock reviewed and discussed the reasons for Small Cap Growth Fund II’s underperformance during these periods. The Boards were informed that, among other things, an overweight position in the energy sector and overweight exposure to energy beneficiary companies in the industrial, chemical, transportation, and technology industries were the primary drivers of underperformance over the one- and three-year periods. During the five-year period, the Fund had significant underperformance in the fourth quarter of 2012 due to an overweight position in the healthcare sector.

The Board of the Master LLC, the Board of the Corporation and BlackRock also discussed BlackRock’s strategy for improving the Master Portfolio’s/ Small Cap Growth Fund II’s investment performance. Discussions covered topics, for the Master Portfolio and Small Cap Growth Fund II, as applicable, such as: investment risks undertaken; performance attribution; the investment personnel; and the resources appropriate to support investment processes. These Boards and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Boards.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed, as pertinent, the contractual management fee rate of Disciplined Small Cap Core Fund and the Master Portfolio/Small Cap Growth Fund II compared with the other funds in the applicable Fund’s Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Boards also compared, as pertinent, the total expense ratio of Disciplined Small Cap Core Fund and Small Cap Growth Fund II, as well as the actual management fee rate of Disciplined Small Cap Core Fund and the Master Portfolio/Small Cap Growth Fund II, to those of other funds in the applicable Fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

ANNUAL REPORT	MAY 31, 2016	63

Disclosure of Investment Advisory Agreements (continued)

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the applicable Fund. The Boards may receive and review information from independent third parties as part of their annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of the Trust noted that Disciplined Small Cap Core Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board of the Trust also noted that Disciplined Small Cap Core Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on Disciplined Small Cap Core Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Boards of each of the Master LLC and the Corporation noted that the Master Portfolio’s/Small Cap Growth Fund II’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and Small Cap Growth Fund II’s total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Boards of each of the Master LLC and the Corporation also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Boards further noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Master Portfolio. In addition, after discussion between these Boards, including the independent Board Members, and BlackRock, the Boards and BlackRock agreed to a contractual administration fee waiver for Small Cap Growth Fund II. The waiver was implemented on June 15, 2016.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

64	ANNUAL REPORT	MAY 31, 2016

Disclosure of Investment Advisory Agreements (concluded)

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Trust, including the Independent Board Members, approved the continuation of the Trust Advisory Agreement between the Manager and the Trust with respect to Disciplined Small Cap Core Fund for a one-year term ending June 30, 2017. The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2017.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Board of the Trust and the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the pertinent Agreement were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Portfolio and found the Master LLC Advisory Agreement to be satisfactory. In arriving at its decision to approve the applicable Agreement, the Board of the Trust and the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust and the Master LLC reflect the results of several years of review by the respective Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	MAY 31, 2016	65

Officers and Directors/Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust/ Corporation/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors/Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Director/Trustee	Since 2007

President, Fairmount Capital Advisors, Inc. from 1987 to 2013;

Member of the Archdiocesan Investment Committee of the

Archdiocese of Philadelphia from 2004 to 2012; Director, The

Committee of Seventy (civic) from 2006 to 2012; Director, Fox

Chase Cancer Center from 2004 to 2011; Director, The Mainstay

(non-profit) since 2016.

				33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Director/Trustee	Since 2007

Professor of Professional Practice at the Columbia University

Graduate School of Business from 1991 to 2014; Trustee,

Phillips Exeter Academy from 2002 to 2012; Chairman, Wave

Hill, Inc. (public garden and cultural center) from 1990 to

2006.

				33 RICs consisting of 153 Portfolios	None
Susan J. Carter 1956	Director/Trustee	Since 2016

Director, Pacific Pension Institute since 2014; Advisory Board

Member, Center for Private Equity and Entrepreneurship at Tuck

School of Business since 1997; Senior Advisor, Commonfund

Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief

Executive Officer, CCI from 2013 to 2014; President & Chief

Executive Officer, CCI from 1997 to 2013; Advisory Board

Member, Girls Who Invest since 2015; Advisory Board Member,

Bridges Ventures since 2016.

				33 RICs consisting of 153 Portfolios	None
Collette Chilton 1958	Director/Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 153 Portfolios	None
Neil A. Cotty 1954	Director/Trustee	Since 2016

Bank of America Corporation from 1996 to 2015, serving in

various senior finance leadership roles, including Chief

Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from

2008 to 2009, Chief Accounting Officer from 2004 to 2008,

Chief Financial Officer of Consumer Bank from 2003 to 2004,

Chief Financial Officer of Global Corporate Investment Bank

from 1999 to 2002.

				33 RICs consisting of 153 Portfolios	None
Dr. Matina S. Horner 1939	Director/Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Director/Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director/Trustee	Since 2007

General Partner, Thorn Partners, LP (private investments) since

1998; Director, WQED Multi-Media (public broadcasting not-for-

profit) since 2001; Chair, Basic Health International (non-profit)

since 2015.

				33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director/Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	33 RICs consisting of 153 Portfolios	None
Mark Stalnecker 1951	Director/Trustee	Since 2015

Chief Investment Officer, University of Delaware from 1999 to

2013; Trustee, Winterthur Museum and Country Estate from

2001 to 2015; Member of the Investment Committee, Delaware

Public Employees’ Retirement System since 2002; Member of

the Investment Committee, Christiana Care Health System since

2009; Member of the Investment Committee, Delaware

Community Foundation from 2013 to 2014; Director, SEI

Private Trust Co. from 2001 to 2014.

				33 RICs consisting of 153 Portfolios	None

66	ANNUAL REPORT	MAY 31, 2016

Officers and Directors/Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/ Corporation/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors/Trustees[2] (concluded)
Kenneth L. Urish 1951	Director/Trustee	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public

accountants and consultants) since 1976; Past-Chairman of

the Professional Ethics Committee of the Pennsylvania Institute

of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The

Pennsylvania State University Accounting Department since

founding in 2001; Principal, UP Strategic Wealth Investment

Advisors, LLC since 2013; Trustee, The Holy Family Institute from

2001 to 2010; President and Trustee, Pittsburgh Catholic

Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 153 Portfolios	None
Claire A. Walton 1957	Director/Trustee	Since 2016

Chief Operating Officer and Chief Financial Officer of Liberty

Square Asset Management, LP from 1998 to 2015; General

Partner of Neon Liberty Capital Management, LLC since 2003;

Director, Boston Hedge Fund Group since 2009; Director,

Woodstock Ski Runners since 2013; Director, Massachusetts

Council on Economic Education from 2013 to 2015.

				33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Director/Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	33 RICs consisting of 153 Portfolios	None

Interested Director/Trustee[4]
Barbara G. Novick 1960	Director/Trustee	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	107 RICs consisting of 227 Portfolios	None
John M. Perlowski 1964	Director/ Trustee, President and Chief Executive Officer	Since 2015 (Director/ Trustee); Since 2010 (President and Chief Executive Officer)

Managing Director of BlackRock since 2009; Head of

BlackRock Global Fund Services since 2009; Managing

Director and Chief Operating Officer of the Global Product

Group at Goldman Sachs Asset Management, L.P. from 2003 to

2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to

2009 and Senior Vice President thereof from 2007 to 2009;

Director of Goldman Sachs Offshore Funds from 2002 to 2009;

Director of Family Resource Network (charitable foundation)

since 2009.

				135 RICs consisting of 325 Portfolios	None

[1]    The address of each Director/Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors/Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors/Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust/Corporation/Master LLC.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors/Trustees as joining the Trust’s/ Corporation’s/Master LLC’s board in 2007, those Independent Directors/Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/Corporation/Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

ANNUAL REPORT	MAY 31, 2016	67

Officers and Directors/Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust/ Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors/Trustees[2]
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014

Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product

Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.

Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust/Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Trust’s/Corporation’s/Master LLC’s Officers and Directors/Trustees is available in the Trust’s/Corporation’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors/Trustees of the Trust/Corporation/Master LLC.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director/Trustee of the Trust/Corporation/Master LLC.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Directors/Trustees of the Trust/Corporation/ Master LLC.

Investment Advisor and Administrator	Accounting Agent and Transfer Agent	Independent Registered Public Accounting Firm	Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809
BlackRock Advisors, LLC Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc.	Deloitte & Touche LLP Philadelphia, PA 19103
Wilmington, DE 19809

Custodians	Distributor	Legal Counsel
Brown Brothers Harriman & Co.[1] Boston, MA 02109 The Bank of New York Mellon[2] New York, NY 10286	BlackRock Investments, LLC New York, NY 10022	Sidley Austin LLP New York, NY 10019

[1]	For BlackRock Master Small Cap Growth Portfolio.

[2]	For BlackRock Disciplined Small Cap Core Fund.

68	ANNUAL REPORT	MAY 31, 2016

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the BlackRock Funds.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794
* Denotes Trust-wide proposal and voting results.
A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Directors of the BlackRock Series, Inc.
		Votes For	Votes Withheld
Approved the Directors* as follows:	David O. Beim	52,163,496	912,634
	Susan J. Carter	52,063,358	1,012,771
	Collette Chilton	52,199,513	876,617
	Neil A. Cotty	52,060,403	1,015,726
	Matina S. Horner	52,137,641	938,489
	Rodney D. Johnson	52,193,064	883,066
	Cynthia A. Montgomery	52,212,754	863,376
	Joseph P. Platt	52,206,335	869,795
	Robert C. Robb, Jr.	52,193,638	882,492
	Mark Stalnecker	52,211,872	864,258
	Kenneth L. Urish	52,190,285	885,845
	Claire A. Walton	52,048,369	1,027,761
	Frederick W. Winter	52,192,518	883,612
	Barbara G. Novick	52,194,910	881,220
	John M. Perlowski	52,209,508	866,622

*	Denotes Company-wide proposal and voting results.

ANNUAL REPORT	MAY 31, 2016	69

Additional Information (continued)

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Directors of the Master LLC.
		Votes For	Votes Withheld
Approved the Directors* as follows:	David O. Beim	720,498,013	14,307,475
	Susan J. Carter	719,864,797	14,940,691
	Collette Chilton	721,128,457	13,677,030
	Neil A. Cotty	718,747,640	16,057,847
	Matina S. Horner	719,830,816	14,974,672
	Rodney D. Johnson	720,781,599	14,023,888
	Cynthia A. Montgomery	721,439,221	13,366,267
	Joseph P. Platt	721,518,012	13,287,475
	Robert C. Robb, Jr.	721,459,991	13,345,497
	Mark Stalnecker	720,811,832	13,993,656
	Kenneth L. Urish	721,088,103	13,717,384
	Claire A. Walton	712,025,822	22,779,666
	Frederick W. Winter	721,159,325	13,646,163
	Barbara G. Novick	720,539,115	14,266,373
	John M. Perlowski	720,799,702	14,005,786
* Denotes Company-wide proposal and voting results.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolio voted proxies relating to securities held in the Funds’/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

70	ANNUAL REPORT	MAY 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MAY 31, 2016	71

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Disciplined Small Cap Core Fund	$35,150	$35,150	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Disciplined Small Cap Core Fund	$13,107	$13,107

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: August 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: August 4, 2016

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